UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Balanced Portfolio

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	24.51%	8.42%	9.98%
Service Class	24.30%	8.30%	9.85%
Service Class 2	24.11%	8.14%	9.70%
Investor Class	24.38%	8.32%	9.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,882	VIP Balanced Portfolio - Initial Class
$35,666	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. By sector, information technology (+50%) led the way with its best calendar-year result in a decade. In contrast, energy (+12%) was by far the weakest group, struggling amid sluggish oil prices. In fixed income, U.S. taxable investment-grade bonds gained 8.72%, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Within the index, yield-advantaged, credit-sensitive sectors led the way amid a supportive backdrop for riskier assets and resilient fundamentals. Corporate bonds exhibited broad strength, while government securities also fared well, especially long Treasuries.

Comments from Co-Portfolio Managers Robert Stansky and Ford O’Neil:  For the year, the fund’s share classes gained between 24% and 25%, topping the 22.18% advance of the Fidelity Balanced 60/40 Composite Index℠, but trailing the S&P 500® index. The fund’s outperformance of the Composite index was mainly due to asset class positioning: overweighting stocks and underweighting bonds. With that said, security selection within both the stock and investment-grade bond subportfolios also added value in 2019. The equity subportfolio gained 32.96% and outperformed its benchmark, the S&P 500. Versus that benchmark, security selection in the health care, communication services and consumer discretionary sectors was particularly helpful to performance. In terms of individual stocks, avoiding index component and drugmaker Pfizer (-7%), as well as holding out of-benchmark exposure to China-based food-delivery provider Meituan Dianping (+103%) – which we bought and then sold during the year – both meaningfully aided relative performance. Conversely, picks within materials and an underweight in the market-leading information technology sector both detracted modestly. An overweight stake in data-services provider Nielsen Holdings (-8%) was the equity subportfolio’s largest individual relative detractor the past year. The stock was “orphaned” by investors due to the uncertainty created by a strategic review process that was completed in November. The fund's investment-grade bond subportfolio rose 9.86% and topped its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The co-managers’ decision to add risk to the subportfolio in early 2019 contributed notably to performance versus the bond benchmark, as did security selection. Within corporates, overweighting the bonds of financial companies and underweighting those tied to the industrials sector notably helped the fund’s relative result. On the other hand, not owning the debt of high-flying technology firms modestly detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On March 30, 2019, Robert Lee came off the fund's consumer staples subportfolio, leaving Nicola Stafford as sole Portfolio Manager. On October 1, 2019, the fund transitioned from a subportfolio to a central fund structure for its fixed-income investments. On November 8, 2019, Jody Simes assumed management responsibilities for the fund's materials subportfolio, succeeding Rick Malnight. On December 31, 2019, Melissa Reilly assumed management responsibilities for the fund's consumer staples subportfolio, succeeding Nicola Stafford. On January 1, 2020, Ashley Fernandes assumed management responsibilities for the fund's energy subportfolio, succeeding Jonathan Kasen.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of December 31, 2019

% of fund's net assets
Apple, Inc.	3.0
Microsoft Corp.	2.3
Amazon.com, Inc.	1.7
Alphabet, Inc. Class C	1.7
Facebook, Inc. Class A	1.4
10.1

Top Five Bond Issuers as of December 31, 2019

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	9.8
Fannie Mae	2.7
Ginnie Mae	2.3
Freddie Mac	1.8
Morgan Stanley	0.5
17.1

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	14.4
Financials	13.8
Health Care	10.7
Communication Services	7.9
Industrials	7.5

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks and Equity Futures	68.3%
Bonds	31.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.2)%
Other Investments	0.4%

 * Foreign investments - 10.0%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 67.1%
	Shares	Value
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	186,210	$7,277,087
Entertainment - 2.4%
Activision Blizzard, Inc.	941,266	55,930,026
DouYu International Holdings Ltd. ADR	131,320	1,112,280
Electronic Arts, Inc. (a)	53,457	5,747,162
Netflix, Inc. (a)	61,205	19,804,102
Sea Ltd. ADR (a)	76,343	3,070,515
The Walt Disney Co.	207,653	30,032,853
		115,696,938
Interactive Media & Services - 3.9%
Alphabet, Inc.:
Class A (a)	17,160	22,983,932
Class C (a)	61,060	81,638,441
ANGI Homeservices, Inc. Class A (a)	332,700	2,817,969
Facebook, Inc. Class A (a)	347,341	71,291,740
Tencent Holdings Ltd.	122,243	5,889,198
Twitter, Inc. (a)	98,305	3,150,675
Wise Talent Information Technology Co. Ltd. (a)	898,200	1,763,595
		189,535,550
Media - 0.1%
Altice U.S.A., Inc. Class A (a)	92,017	2,515,745
CBS Corp. Class B	31,613	1,326,798
Discovery Communications, Inc. Class A (a)(b)	29,955	980,727
		4,823,270
Wireless Telecommunication Services - 0.2%
Boingo Wireless, Inc. (a)	120,700	1,321,665
T-Mobile U.S., Inc. (a)	124,370	9,753,095
		11,074,760

TOTAL COMMUNICATION SERVICES		328,407,605

CONSUMER DISCRETIONARY - 6.6%
Auto Components - 0.1%
Aptiv PLC	66,900	6,353,493
Distributors - 0.1%
LKQ Corp. (a)	211,000	7,532,700
Diversified Consumer Services - 0.0%
Afya Ltd.	38,210	1,036,255
Hotels, Restaurants & Leisure - 1.3%
ARAMARK Holdings Corp.	110,100	4,778,340
Churchill Downs, Inc.	28,100	3,855,320
Compass Group PLC	375,100	9,400,673
Dunkin' Brands Group, Inc.	39,600	2,991,384
Marriott International, Inc. Class A	67,491	10,220,162
McDonald's Corp.	143,700	28,396,557
Wynn Resorts Ltd.	24,700	3,430,089
		63,072,525
Household Durables - 0.2%
Lennar Corp. Class A	150,100	8,374,079
Internet & Direct Marketing Retail - 2.5%
Alibaba Group Holding Ltd.	72,200	1,919,823
Alibaba Group Holding Ltd. sponsored ADR (a)	20,340	4,314,114
Amazon.com, Inc. (a)	46,210	85,388,686
Pinduoduo, Inc. ADR (a)	350,622	13,260,524
The Booking Holdings, Inc. (a)	9,700	19,921,181
Wayfair LLC Class A (a)	2,000	180,740
		124,985,068
Leisure Products - 0.1%
Mattel, Inc. (a)(b)	201,700	2,733,035
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	141,500	13,308,075
Specialty Retail - 1.6%
Burlington Stores, Inc. (a)	20,600	4,697,418
Lowe's Companies, Inc.	206,100	24,682,536
The Children's Place Retail Stores, Inc.	23,000	1,437,960
The Home Depot, Inc.	105,608	23,062,675
TJX Companies, Inc.	334,580	20,429,455
Ulta Beauty, Inc. (a)	22,100	5,594,394
		79,904,438
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	85,530	8,665,044
PVH Corp.	42,600	4,479,390
Tapestry, Inc.	190,500	5,137,785
		18,282,219

TOTAL CONSUMER DISCRETIONARY		325,581,887

CONSUMER STAPLES - 4.8%
Beverages - 1.3%
Constellation Brands, Inc. Class A (sub. vtg.)	49,262	9,347,465
Diageo PLC	103,900	4,378,003
Keurig Dr. Pepper, Inc.	124,017	3,590,292
Monster Beverage Corp. (a)	124,526	7,913,627
PepsiCo, Inc.	70,600	9,648,902
The Coca-Cola Co.	562,586	31,139,135
		66,017,424
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	18,500	5,437,520
Kroger Co.	266,900	7,737,431
Performance Food Group Co. (a)	138,100	7,109,388
U.S. Foods Holding Corp. (a)	196,900	8,248,141
Walmart, Inc.	113,400	13,476,456
		42,008,936
Food Products - 0.7%
Bunge Ltd.	60,728	3,494,896
Conagra Brands, Inc.	141,800	4,855,232
Danone SA	47,500	3,944,683
Mondelez International, Inc.	310,500	17,102,340
The J.M. Smucker Co.	42,700	4,446,351
		33,843,502
Household Products - 1.1%
Colgate-Palmolive Co.	194,344	13,378,641
Energizer Holdings, Inc.	123,800	6,217,236
Procter & Gamble Co.	265,300	33,135,970
		52,731,847
Personal Products - 0.2%
Coty, Inc. Class A	344,470	3,875,288
Edgewell Personal Care Co. (a)	45,700	1,414,872
Unilever NV	106,200	6,094,895
		11,385,055
Tobacco - 0.6%
Altria Group, Inc.	123,308	6,154,302
Philip Morris International, Inc.	255,056	21,702,715
		27,857,017

TOTAL CONSUMER STAPLES		233,843,781

ENERGY - 3.0%
Energy Equipment & Services - 0.1%
Baker Hughes, A GE Co. Class A	194,900	4,995,287
NCS Multistage Holdings, Inc. (a)	200,500	421,050
Oceaneering International, Inc. (a)	44,000	656,040
		6,072,377
Oil, Gas & Consumable Fuels - 2.9%
Black Stone Minerals LP	108,500	1,380,120
BP PLC sponsored ADR	172,594	6,513,698
Brigham Minerals, Inc. Class A	124,500	2,669,280
Chevron Corp.	186,400	22,463,064
Devon Energy Corp.	146,500	3,804,605
Diamondback Energy, Inc.	55,500	5,153,730
EOG Resources, Inc.	158,300	13,259,208
Exxon Mobil Corp.	201,700	14,074,626
Hess Corp.	55,900	3,734,679
Hess Midstream LP	50,900	1,154,412
Kimbell Royalty Partners LP	134,039	2,278,663
Magnolia Oil & Gas Corp. Class A (a)(b)	317,000	3,987,860
Marathon Petroleum Corp.	23,900	1,439,975
Noble Energy, Inc.	149,200	3,706,128
Parsley Energy, Inc. Class A	194,200	3,672,322
Phillips 66 Co.	104,226	11,611,819
Pioneer Natural Resources Co.	68,400	10,353,708
PrairieSky Royalty Ltd.	97,734	1,146,270
Rattler Midstream LP	64,300	1,143,897
Reliance Industries Ltd.	488,362	10,362,336
Suncor Energy, Inc.	256,780	8,415,969
Valero Energy Corp.	85,300	7,988,345
Viper Energy Partners LP	71,900	1,773,054
		142,087,768

TOTAL ENERGY		148,160,145

FINANCIALS - 8.8%
Banks - 3.5%
Bank of America Corp.	1,672,787	58,915,558
BB&T Corp.	199,844	11,255,214
Citigroup, Inc.	390,754	31,217,337
EFG Eurobank Ergasias SA (a)	1,873,700	1,933,591
First Horizon National Corp.	155,100	2,568,456
Huntington Bancshares, Inc.	483,938	7,297,785
KeyCorp	400,200	8,100,048
M&T Bank Corp.	43,900	7,452,025
Signature Bank	41,000	5,601,010
Societe Generale Series A	106,600	3,720,125
Synovus Financial Corp.	66,400	2,602,880
Wells Fargo & Co.	595,400	32,032,520
		172,696,549
Capital Markets - 1.2%
Apollo Global Management LLC Class A	89,200	4,255,732
BlackRock, Inc. Class A	19,500	9,802,650
Cboe Global Markets, Inc.	108,125	12,975,000
E*TRADE Financial Corp.	113,600	5,154,032
Invesco Ltd.	170,000	3,056,600
Morgan Stanley	233,800	11,951,856
State Street Corp.	65,600	5,188,960
Virtu Financial, Inc. Class A (b)	249,700	3,992,703
		56,377,533
Consumer Finance - 2.0%
360 Finance, Inc. ADR	459,000	4,484,430
Ally Financial, Inc.	132,500	4,049,200
American Express Co.	125,600	15,635,944
Capital One Financial Corp.	422,758	43,506,026
OneMain Holdings, Inc.	383,829	16,178,392
Qudian, Inc. ADR (a)(b)	284,940	1,342,067
Shriram Transport Finance Co. Ltd.	125,500	2,059,744
SLM Corp.	518,852	4,622,971
Synchrony Financial	178,800	6,438,588
		98,317,362
Diversified Financial Services - 0.6%
Berkshire Hathaway, Inc.:
Class A (a)	13	4,414,670
Class B (a)	104,800	23,737,200
StepStone Group Holdings LLC (c)(d)(e)	1,375	1,100,000
StepStone Group LP Class A (c)(d)(e)	1,375	1,100,000
		30,351,870
Insurance - 1.5%
American International Group, Inc.	186,400	9,567,912
Hartford Financial Services Group, Inc.	138,700	8,428,799
Marsh & McLennan Companies, Inc.	151,097	16,833,717
MetLife, Inc.	175,500	8,945,235
The Travelers Companies, Inc.	120,600	16,516,170
Willis Group Holdings PLC	59,502	12,015,834
		72,307,667

TOTAL FINANCIALS		430,050,981

HEALTH CARE - 9.8%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	86,550	9,360,383
Amgen, Inc.	153,304	36,956,995
Argenx SE ADR (a)	3,400	545,768
Biogen, Inc. (a)	11,400	3,382,722
Blueprint Medicines Corp. (a)	22,700	1,818,497
Global Blood Therapeutics, Inc. (a)	67,769	5,386,958
Sarepta Therapeutics, Inc. (a)	10,200	1,316,208
Vertex Pharmaceuticals, Inc. (a)	105,700	23,143,015
		81,910,546
Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	305,800	26,561,788
Becton, Dickinson & Co.	78,700	21,404,039
Boston Scientific Corp. (a)	650,080	29,396,618
Danaher Corp.	45,200	6,937,296
Haemonetics Corp. (a)	44,000	5,055,600
Hologic, Inc. (a)	43,300	2,260,693
Intuitive Surgical, Inc. (a)	29,800	17,616,270
Stryker Corp.	51,900	10,895,886
ViewRay, Inc. (a)	210,600	888,732
		121,016,922
Health Care Providers & Services - 2.3%
Cigna Corp.	67,800	13,864,422
HCA Holdings, Inc.	99,400	14,692,314
Humana, Inc.	65,700	24,080,364
Molina Healthcare, Inc. (a)	11,800	1,601,142
UnitedHealth Group, Inc.	201,389	59,204,338
		113,442,580
Health Care Technology - 0.0%
Change Healthcare, Inc. (b)	155,100	2,542,089
Life Sciences Tools & Services - 0.5%
10X Genomics, Inc. (a)	2,900	221,125
Thermo Fisher Scientific, Inc.	76,017	24,695,643
		24,916,768
Pharmaceuticals - 2.8%
AstraZeneca PLC sponsored ADR	484,800	24,172,128
Bristol-Myers Squibb Co.	599,060	38,453,661
Bristol-Myers Squibb Co. rights (a)	188,100	566,181
Eli Lilly & Co.	219,100	28,796,313
Horizon Pharma PLC (a)	216,400	7,833,680
Roche Holding AG (participation certificate)	84,416	27,435,438
Zoetis, Inc. Class A	68,300	9,039,505
		136,296,906

TOTAL HEALTH CARE		480,125,811

INDUSTRIALS - 7.2%
Aerospace & Defense - 0.7%
General Dynamics Corp.	20,200	3,562,270
Northrop Grumman Corp.	23,540	8,097,054
The Boeing Co.	37,780	12,307,213
United Technologies Corp.	80,310	12,027,226
		35,993,763
Air Freight & Logistics - 0.2%
FedEx Corp.	50,100	7,575,621
United Parcel Service, Inc. Class B	12,777	1,495,676
		9,071,297
Airlines - 0.3%
American Airlines Group, Inc.	532,515	15,272,530
Construction & Engineering - 0.6%
AECOM (a)	566,965	24,453,200
Granite Construction, Inc.	231,391	6,402,589
		30,855,789
Electrical Equipment - 0.6%
Sensata Technologies, Inc. PLC (a)	215,250	11,595,518
Sunrun, Inc. (a)	771,166	10,649,802
Vivint Solar, Inc. (a)	1,249,070	9,068,248
		31,313,568
Industrial Conglomerates - 1.3%
3M Co.	53,970	9,521,387
General Electric Co.	4,471,100	49,897,476
Honeywell International, Inc.	19,640	3,476,280
		62,895,143
Machinery - 0.5%
Allison Transmission Holdings, Inc.	139,100	6,721,312
Caterpillar, Inc.	22,000	3,248,960
WABCO Holdings, Inc. (a)	93,879	12,720,605
		22,690,877
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	7,995	11,535,398
Professional Services - 0.7%
Nielsen Holdings PLC	1,615,253	32,789,636
Road & Rail - 1.7%
CSX Corp.	133,950	9,692,622
Lyft, Inc.	213,738	9,195,009
Norfolk Southern Corp.	145,910	28,325,508
Uber Technologies, Inc.	916,059	27,243,595
Union Pacific Corp.	35,000	6,327,650
		80,784,384
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	510,455	20,530,500

TOTAL INDUSTRIALS		353,732,885

INFORMATION TECHNOLOGY - 14.3%
Communications Equipment - 0.1%
CommScope Holding Co., Inc. (a)	134,300	1,905,717
Ericsson (B Shares) sponsored ADR	320,300	2,812,234
		4,717,951
Electronic Equipment & Components - 0.2%
Flextronics International Ltd. (a)	637,300	8,042,726
II-VI, Inc. (a)	53,000	1,784,510
Jabil, Inc.	38,800	1,603,604
		11,430,840
IT Services - 2.2%
Cognizant Technology Solutions Corp. Class A	57,500	3,566,150
DXC Technology Co.	31,300	1,176,567
Fastly, Inc. Class A (b)	181,612	3,644,953
Fidelity National Information Services, Inc.	169,200	23,534,028
FleetCor Technologies, Inc. (a)	4,700	1,352,284
Genpact Ltd.	109,600	4,621,832
Global Payments, Inc.	39,000	7,119,840
GoDaddy, Inc. (a)	83,700	5,684,904
GreenSky, Inc. Class A (a)(b)	362,300	3,224,470
IBM Corp.	7,900	1,058,916
MongoDB, Inc. Class A (a)(b)	87,813	11,557,069
PagSeguro Digital Ltd. (a)	187,300	6,398,168
PayPal Holdings, Inc. (a)	159,800	17,285,566
Square, Inc. (a)	96,600	6,043,296
Twilio, Inc. Class A (a)	120,100	11,803,428
Verra Mobility Corp. (a)	140,100	1,959,999
		110,031,470
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (a)	162,900	7,470,594
Analog Devices, Inc.	21,700	2,578,828
Applied Materials, Inc.	190,300	11,615,912
Broadcom, Inc.	8,300	2,622,966
Lam Research Corp.	13,000	3,801,200
Marvell Technology Group Ltd.	391,200	10,390,272
Mellanox Technologies Ltd. (a)	26,200	3,070,116
Microchip Technology, Inc. (b)	36,700	3,843,224
Micron Technology, Inc. (a)	574,100	30,875,098
NVIDIA Corp.	89,200	20,988,760
NXP Semiconductors NV	207,100	26,355,546
ON Semiconductor Corp. (a)	305,812	7,455,697
Qorvo, Inc. (a)	19,000	2,208,370
Qualcomm, Inc.	146,097	12,890,138
Sanken Electric Co. Ltd.	47,700	1,472,859
Skyworks Solutions, Inc.	19,600	2,369,248
Xilinx, Inc.	6,400	625,728
		150,634,556
Software - 5.3%
Adobe, Inc. (a)	66,431	21,909,608
Autodesk, Inc. (a)	206,861	37,950,719
Citrix Systems, Inc.	25,918	2,874,306
Cloudflare, Inc. (a)	69,100	1,178,846
Elastic NV (a)	118,600	7,625,980
Everbridge, Inc. (a)	21,000	1,639,680
HubSpot, Inc. (a)	16,300	2,583,550
LivePerson, Inc. (a)	225,210	8,332,770
Microsoft Corp.	717,100	113,086,670
Nortonlifelock, Inc.	263,700	6,729,624
Parametric Technology Corp. (a)	9,711	727,257
Pluralsight, Inc. (a)	74,200	1,276,982
RealPage, Inc. (a)	18,500	994,375
RingCentral, Inc. (a)	9,400	1,585,498
Salesforce.com, Inc. (a)	181,600	29,535,424
ShotSpotter, Inc. (a)(b)	23,500	599,250
SS&C Technologies Holdings, Inc.	50,800	3,119,120
SurveyMonkey (a)	169,559	3,030,019
Talend SA ADR (a)	34,208	1,337,875
Varonis Systems, Inc. (a)	32,900	2,556,659
Workday, Inc. Class A (a)	29,700	4,884,165
Workiva, Inc. (a)	22,600	950,330
Yext, Inc. (a)	55,200	795,984
Zendesk, Inc. (a)	30,500	2,337,215
		257,641,906
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	509,766	149,692,788
Pure Storage, Inc. Class A (a)	173,000	2,960,030
Samsung Electronics Co. Ltd.	33,400	1,612,717
Western Digital Corp.	232,500	14,756,775
		169,022,310

TOTAL INFORMATION TECHNOLOGY		703,479,033

MATERIALS - 1.6%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	29,073	6,831,864
Amyris, Inc. (a)(b)	718,400	2,219,856
CF Industries Holdings, Inc.	73,109	3,490,224
Ecolab, Inc.	18,362	3,543,682
FMC Corp.	35,200	3,513,664
Innospec, Inc.	22,128	2,288,920
LG Chemical Ltd.	6,570	1,805,039
Linde PLC	33,480	7,127,892
LyondellBasell Industries NV Class A	31,094	2,937,761
Sherwin-Williams Co.	5,657	3,301,086
Tronox Holdings PLC	198,440	2,266,185
		39,326,173
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	12,634	3,532,972
Summit Materials, Inc. (a)	140,745	3,363,806
		6,896,778
Containers & Packaging - 0.2%
Avery Dennison Corp.	25,310	3,311,054
Crown Holdings, Inc. (a)	86,800	6,296,472
		9,607,526
Metals & Mining - 0.4%
Commercial Metals Co.	119,514	2,661,577
First Quantum Minerals Ltd.	227,000	2,302,253
Freeport-McMoRan, Inc.	301,731	3,958,711
Kaiser Aluminum Corp.	27,700	3,071,653
Newmont Goldcorp Corp.	134,103	5,826,775
Reliance Steel & Aluminum Co.	28,694	3,436,393
		21,257,362

TOTAL MATERIALS		77,087,839

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc.	41,500	6,705,570
American Homes 4 Rent Class A	93,000	2,437,530
American Tower Corp.	87,200	20,040,304
Ant International Co. Ltd. Class C (a)(d)(e)	621,699	4,569,488
Corporate Office Properties Trust (SBI)	161,100	4,733,118
CubeSmart	89,100	2,804,868
Digital Realty Trust, Inc.	55,700	6,669,518
Equinix, Inc.	14,000	8,171,800
Equity Lifestyle Properties, Inc.	43,800	3,083,082
Front Yard Residential Corp. Class B	258,500	3,189,890
Omega Healthcare Investors, Inc.	47,300	2,003,155
Potlatch Corp.	54,900	2,375,523
Prologis, Inc.	126,900	11,311,866
Public Storage	22,200	4,727,712
Simon Property Group, Inc.	7,300	1,087,408
Store Capital Corp.	47,700	1,776,348
Welltower, Inc.	78,200	6,395,196
Weyerhaeuser Co.	129,500	3,910,900
		95,993,276
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	211,700	4,327,148

TOTAL REAL ESTATE		100,320,424

UTILITIES - 2.3%
Electric Utilities - 1.4%
Edison International	148,200	11,175,762
Entergy Corp.	51,300	6,145,740
Evergy, Inc.	80,825	5,260,899
Exelon Corp.	289,835	13,213,578
FirstEnergy Corp.	132,700	6,449,220
NextEra Energy, Inc.	80,151	19,409,366
PPL Corp.	54,900	1,969,812
Southern Co.	50,800	3,235,960
		66,860,337
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	63,843	2,537,759
Sunnova Energy International, Inc.	75,200	839,232
The AES Corp.	149,800	2,981,020
		6,358,011
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	114,600	3,125,142
Dominion Energy, Inc.	231,378	19,162,726
Public Service Enterprise Group, Inc.	27,700	1,635,685
Sempra Energy	92,598	14,026,745
		37,950,298

TOTAL UTILITIES		111,168,646

TOTAL COMMON STOCKS
(Cost $2,408,120,570)		3,291,959,037
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.5% to 1.63% 1/23/20 to 2/27/20 (f)
(Cost $2,535,964)	2,540,000	2,536,213
	Shares	Value

Fixed-Income Funds - 31.1%
Fidelity High Income Central Fund (g)	941,062	$105,831,830
Fidelity VIP Investment Grade Central Fund (g)	13,051,388	1,419,990,982
TOTAL FIXED-INCOME FUNDS
(Cost $1,453,499,435)		1,525,822,812

Money Market Funds - 2.1%
Fidelity Cash Central Fund 1.58% (h)	84,970,564	84,987,558
Fidelity Securities Lending Cash Central Fund 1.58% (h)(i)	19,097,288	19,099,198
TOTAL MONEY MARKET FUNDS
(Cost $104,081,718)		104,086,756
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $3,968,237,687)		4,924,404,818
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(18,805,054)
NET ASSETS - 100%		$4,905,599,764

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	351	March 2020	$56,705,805	$965,789	$965,789

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,769,488 or 0.1% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,334,387.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$3,487,731
StepStone Group Holdings LLC	8/19/19	$1,100,000
StepStone Group LP Class A	8/19/19	$1,100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,038,634
Fidelity High Income Central Fund	6,507,901
Fidelity Securities Lending Cash Central Fund	241,938
Fidelity VIP Investment Grade Central Fund	43,726,424
Total	$52,514,897

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$91,823,084	$6,507,985	$--	$--	$7,500,761	$105,831,830	4.0%
Fidelity VIP Investment Grade Central Fund	1,250,395,464	88,784,486	--	--	80,811,032	1,419,990,982	23.6%
Total	$1,342,218,548	$95,292,471	$--	$--	$88,311,793	$1,525,822,812

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$328,407,605	$322,518,407	$5,889,198	$--
Consumer Discretionary	325,581,887	316,181,214	9,400,673	--
Consumer Staples	233,843,781	219,426,200	14,417,581	--
Energy	148,160,145	148,160,145	--	--
Financials	430,050,981	424,130,856	3,720,125	2,200,000
Health Care	480,125,811	452,690,373	27,435,438	--
Industrials	353,732,885	342,197,487	11,535,398	--
Information Technology	703,479,033	703,479,033	--	--
Materials	77,087,839	77,087,839	--	--
Real Estate	100,320,424	95,750,936	--	4,569,488
Utilities	111,168,646	111,168,646	--	--
U.S. Government and Government Agency Obligations	2,536,213	--	2,536,213	--
Fixed-Income Funds	1,525,822,812	1,525,822,812	--	--
Money Market Funds	104,086,756	104,086,756	--	--
Total Investments in Securities:	$4,924,404,818	$4,842,700,704	$74,934,626	$6,769,488
Derivative Instruments:
Assets
Futures Contracts	$965,789	$965,789	$--	$--
Total Assets	$965,789	$965,789	$--	$--
Total Derivative Instruments:	$965,789	$965,789	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$965,789	$0
Total Equity Risk	965,789	0
Total Value of Derivatives	$965,789	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets (Unaudited) is as follows. The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

U.S. Government and U.S. Government Agency Obligations	9.8%
AAA,AA,A	3.0%
BBB	7.7%
BB	2.0%
B	0.8%
CCC,CC,C	0.5%
D	0.1%
Not Rated	8.0%
Equities	67.1%
Short-Term Investments and Net Other Assets	1.0%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.0%
United Kingdom	2.5%
Cayman Islands	1.6%
Netherlands	1.3%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $18,664,940) — See accompanying schedule: Unaffiliated issuers (cost $2,410,656,534)	$3,294,495,250
Fidelity Central Funds (cost $1,557,581,153)	1,629,909,568
Total Investment in Securities (cost $3,968,237,687)		$4,924,404,818
Restricted cash		7,749
Receivable for investments sold		1,970,788
Receivable for fund shares sold		1,463,665
Dividends receivable		2,389,243
Distributions receivable from Fidelity Central Funds		137,154
Receivable for daily variation margin on futures contracts		135,135
Prepaid expenses		6,027
Other receivables		35,523
Total assets		4,930,550,102
Liabilities
Payable to custodian bank	$1,099,292
Payable for investments purchased	1,656,459
Payable for fund shares redeemed	399,505
Accrued management fee	1,542,885
Distribution and service plan fees payable	306,794
Other affiliated payables	581,889
Other payables and accrued expenses	264,895
Collateral on securities loaned	19,098,619
Total liabilities		24,950,338
Net Assets		$4,905,599,764
Net Assets consist of:
Paid in capital		$3,893,346,999
Total accumulated earnings (loss)		1,012,252,765
Net Assets		$4,905,599,764
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($240,746,482 ÷ 12,316,382 shares)		$19.55
Service Class:
Net Asset Value, offering price and redemption price per share ($19,258,108 ÷ 992,453 shares)		$19.40
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,492,772,753 ÷ 78,466,230 shares)		$19.02
Investor Class:
Net Asset Value, offering price and redemption price per share ($3,152,822,421 ÷ 162,752,289 shares)		$19.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$49,318,868
Interest		53,811
Income from Fidelity Central Funds (including $241,938 from security lending)		52,501,911
Total income		101,874,590
Expenses
Management fee	$17,163,031
Transfer agent fees	5,185,918
Distribution and service plan fees	3,231,571
Accounting and security lending fees	1,344,781
Custodian fees and expenses	94,914
Independent trustees' fees and expenses	23,985
Audit	82,460
Legal	19,746
Miscellaneous	27,719
Total expenses before reductions	27,174,125
Expense reductions	(190,794)
Total expenses after reductions		26,983,331
Net investment income (loss)		74,891,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	81,490,522
Fidelity Central Funds	677
Foreign currency transactions	312
Futures contracts	8,779,784
Capital gain distributions from Fidelity Central Funds	12,986
Total net realized gain (loss)		90,284,281
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $166,753)	692,371,671
Fidelity Central Funds	88,311,792
Assets and liabilities in foreign currencies	6,573
Futures contracts	2,444,397
Total change in net unrealized appreciation (depreciation)		783,134,433
Net gain (loss)		873,418,714
Net increase (decrease) in net assets resulting from operations		$948,309,973

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,891,259	$62,014,836
Net realized gain (loss)	90,284,281	213,326,249
Change in net unrealized appreciation (depreciation)	783,134,433	(454,655,556)
Net increase (decrease) in net assets resulting from operations	948,309,973	(179,314,471)
Distributions to shareholders	(275,477,395)	(259,714,378)
Share transactions - net increase (decrease)	364,747,364	337,820,970
Total increase (decrease) in net assets	1,037,579,942	(101,207,879)
Net Assets
Beginning of period	3,868,019,822	3,969,227,701
End of period	$4,905,599,764	$3,868,019,822

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Balanced Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.78	$18.76	$16.77	$16.27	$16.93
Income from Investment Operations
Net investment income (loss)A	.33	.30	.28	.27	.26
Net realized and unrealized gain (loss)	3.62	(1.07)	2.44	.85	(.16)
Total from investment operations	3.95	(.77)	2.72	1.12	.10
Distributions from net investment income	(.32)	(.27)	(.27)	(.22)	(.26)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(1.18)	(1.21)	(.73)	(.62)	(.76)
Net asset value, end of period	$19.55	$16.78	$18.76	$16.77	$16.27
Total ReturnB,C	24.51%	(4.22)%	16.43%	7.26%	.59%
Ratios to Average Net AssetsD,E
Expenses before reductions	.49%	.49%	.50%	.51%	.51%
Expenses net of fee waivers, if any	.49%	.49%	.50%	.51%	.51%
Expenses net of all reductions	.48%	.49%	.50%	.51%	.51%
Net investment income (loss)	1.81%	1.64%	1.56%	1.66%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$240,746	$206,293	$231,977	$209,201	$212,589
Portfolio turnover rateF	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.67	$18.65	$16.69	$16.20	$16.86
Income from Investment Operations
Net investment income (loss)A	.31	.28	.26	.25	.24
Net realized and unrealized gain (loss)	3.58	(1.05)	2.41	.85	(.15)
Total from investment operations	3.89	(.77)	2.67	1.10	.09
Distributions from net investment income	(.30)	(.27)	(.26)	(.21)	(.25)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(1.16)	(1.21)	(.71)B	(.61)	(.75)
Net asset value, end of period	$19.40	$16.67	$18.65	$16.69	$16.20
Total ReturnC,D	24.30%	(4.27)%	16.25%	7.16%	.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.59%	.60%	.61%	.62%
Expenses net of fee waivers, if any	.59%	.59%	.60%	.61%	.61%
Expenses net of all reductions	.58%	.59%	.60%	.61%	.61%
Net investment income (loss)	1.71%	1.53%	1.46%	1.56%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$19,258	$16,616	$7,933	$4,865	$4,619
Portfolio turnover rateG	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.71 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.458 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.37	$18.33	$16.41	$15.95	$16.61
Income from Investment Operations
Net investment income (loss)A	.28	.25	.23	.22	.21
Net realized and unrealized gain (loss)	3.51	(1.04)	2.38	.83	(.15)
Total from investment operations	3.79	(.79)	2.61	1.05	.06
Distributions from net investment income	(.28)	(.23)	(.23)	(.19)	(.22)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(1.14)	(1.17)	(.69)	(.59)	(.72)
Net asset value, end of period	$19.02	$16.37	$18.33	$16.41	$15.95
Total ReturnB,C	24.11%	(4.44)%	16.12%	6.98%	.36%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.74%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.76%	.76%
Expenses net of all reductions	.73%	.74%	.75%	.76%	.76%
Net investment income (loss)	1.56%	1.39%	1.31%	1.41%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$1,492,773	$1,045,617	$979,052	$687,973	$555,924
Portfolio turnover rateF	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.64	$18.61	$16.65	$16.16	$16.82
Income from Investment Operations
Net investment income (loss)A	.31	.28	.26	.25	.24
Net realized and unrealized gain (loss)	3.59	(1.05)	2.41	.85	(.15)
Total from investment operations	3.90	(.77)	2.67	1.10	.09
Distributions from net investment income	(.31)	(.26)	(.25)	(.21)	(.25)
Distributions from net realized gain	(.86)	(.94)	(.46)	(.40)	(.50)
Total distributions	(1.17)	(1.20)	(.71)	(.61)	(.75)
Net asset value, end of period	$19.37	$16.64	$18.61	$16.65	$16.16
Total ReturnB,C	24.38%	(4.28)%	16.28%	7.18%	.52%
Ratios to Average Net AssetsD,E
Expenses before reductions	.57%	.57%	.58%	.59%	.59%
Expenses net of fee waivers, if any	.57%	.57%	.58%	.59%	.59%
Expenses net of all reductions	.56%	.57%	.58%	.59%	.59%
Net investment income (loss)	1.73%	1.56%	1.48%	1.58%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$3,152,822	$2,599,494	$2,750,265	$2,350,058	$2,224,674
Portfolio turnover rateF	41%	55%	45%	43%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$991,152,287
Gross unrealized depreciation	(57,032,630)
Net unrealized appreciation (depreciation)	$934,119,657
Tax Cost	$3,990,285,161

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,831,445
Undistributed long-term capital gain	$69,071,512
Net unrealized appreciation (depreciation) on securities and other investments	$934,117,903

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$74,491,928	$ 102,812,848
Long-term Capital Gains	200,985,467	156,901,530
Total	$275,477,395	$ 259,714,378

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $2,207,749 in this Subsidiary, representing .05% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $1,946,877,804 and $1,788,610,546, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .39% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$18,003
Service Class 2	3,213,568
$3,231,571

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$147,275
Service Class	11,631
Service Class 2	830,186
Investor Class	4,196,826
$5,185,918

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
VIP Balanced Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Balanced Portfolio	$50,338

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $17,891.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $11,318 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $13,110. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $2,866 from securities loaned to NFS, as affiliated borrower.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $159,402 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31,392.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$14,400,042	$14,693,839
Service Class	1,135,018	694,746
Service Class 2	76,901,177	65,887,368
Investor Class	183,041,158	178,438,425
Total	$275,477,395	$259,714,378

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Initial Class
Shares sold	742,800	666,387	$13,465,557	$12,328,080
Reinvestment of distributions	826,719	846,103	14,400,042	14,693,839
Shares redeemed	(1,544,868)	(1,586,723)	(28,159,498)	(29,275,830)
Net increase (decrease)	24,651	(74,233)	$(293,899)	$(2,253,911)
Service Class
Shares sold	137,424	698,945	$2,462,978	$12,568,742
Reinvestment of distributions	65,723	40,721	1,135,018	694,746
Shares redeemed	(207,555)	(168,111)	(3,692,936)	(2,972,032)
Net increase (decrease)	(4,408)	571,555	$(94,940)	$10,291,456
Service Class 2
Shares sold	15,356,271	11,876,479	$271,057,846	$214,202,204
Reinvestment of distributions	4,529,095	3,891,979	76,901,177	65,887,368
Shares redeemed	(5,300,284)	(5,306,745)	(94,103,253)	(95,270,609)
Net increase (decrease)	14,585,082	10,461,713	$253,855,770	$184,818,963
Investor Class
Shares sold	4,861,051	6,468,683	$87,960,946	$118,544,909
Reinvestment of distributions	10,605,065	10,364,766	183,041,158	178,438,425
Shares redeemed	(8,904,121)	(8,404,057)	(159,721,671)	(152,018,872)
Net increase (decrease)	6,561,995	8,429,392	$111,280,433	$144,964,462

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 68% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Initial Class	.48%
Actual		$1,000.00	$1,084.20	$2.52
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Service Class	.58%
Actual		$1,000.00	$1,083.40	$3.05
Hypothetical-C		$1,000.00	$1,022.28	$2.96
Service Class 2.73%
Actual		$1,000.00	$1,083.00	$3.83
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Investor Class	.56%
Actual		$1,000.00	$1,083.80	$2.94
Hypothetical-C		$1,000.00	$1,022.38	$2.85

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Balanced Portfolio
Initial Class	02/14/20	02/14/20	$0.051	$0.275
Service Class	02/14/20	02/14/20	$0.048	$0.275
Service Class 2	02/14/20	02/14/20	$0.044	$0.275
Investor Class	02/14/20	02/14/20	$0.048	$0.275

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $69,143,141, or, if subsequently determined to be different, the net capital gain of such year.

A total of 9.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 1% and 62%; Service Class designates 1% and 66%; Service Class 2 designates 2% and 71%; and Investor Class designates 1% and 65%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Balanced Portfolio

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with each of FMRC and FIMM upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

VIPBAL-ANN-0220
1.540208.122

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	30.08%	9.82%	13.25%
Service Class	29.96%	9.70%	13.13%
Service Class 2	29.82%	9.54%	12.96%
Investor Class	30.07%	9.73%	13.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$34,708	VIP Dynamic Capital Appreciation Portfolio - Initial Class
$35,666	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Co-Portfolio Managers Asher Anolic and Jason Weiner:  For the fiscal year, the fund’s share classes advanced about 30%, modestly trailing the gain of the S&P 500®. Overall, security selection detracted from the fund’s relative result in 2019, especially among financials and communication services stocks. Positioning within consumer discretionary also hurt. In contrast, an overweighting in the market-leading information technology sector contributed, as did investment choices in health care, real estate and industrials. On a stock-specific basis, underweighting consumer electronics giant Apple was the largest relative detractor. The fund’s stake in the firm gained 87% this period on greater-than-expected growth for subscription services, such as Apple Music and iCloud, from its installed base (consumers who already own iPhones). Apple stock also hit an all-time high in December. Untimely positioning in social media giant Facebook (+21%), along with bank and brokerage firm Charles Schwab (-10%), further weighed on relative performance the past year. We sold our position in Schwab prior to year- end. Conversely, timely ownership of AbbVie, a leader in biologics, focused on autoimmune diseases and oncology, was the fund’s biggest relative contributor, gaining 35% after we established a position this period. Lastly, an overweighting in software giant Microsoft (+57%) also bolstered the portfolio’s relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 30, 2019, Fergus Shiel retired from Fidelity, leaving Asher Anolic and Jason Weiner as Co-Managers of the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Microsoft Corp.	7.3
Visa, Inc. Class A	5.0
Apple, Inc.	3.1
Adobe, Inc.	2.8
American Tower Corp.	2.4
Facebook, Inc. Class A	2.4
Procter & Gamble Co.	2.4
Alphabet, Inc. Class A	2.3
AbbVie, Inc.	2.1
Alphabet, Inc. Class C	2.1
31.9

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	32.7
Health Care	13.0
Consumer Discretionary	12.3
Communication Services	10.5
Financials	8.7

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks	100.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.3)%

 * Foreign investments - 17.7%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 10.5%
Entertainment - 1.8%
Activision Blizzard, Inc.	32,900	$1,954,918
Electronic Arts, Inc. (a)	9,500	1,021,345
		2,976,263
Interactive Media & Services - 7.9%
Alphabet, Inc.:
Class A (a)	2,900	3,884,231
Class C (a)	2,544	3,401,379
Facebook, Inc. Class A (a)	19,200	3,940,800
Tencent Holdings Ltd.	36,900	1,777,700
		13,004,110
Wireless Telecommunication Services - 0.8%
Sprint Corp. (a)	73,400	382,414
T-Mobile U.S., Inc. (a)	11,000	862,620
		1,245,034

TOTAL COMMUNICATION SERVICES		17,225,407

CONSUMER DISCRETIONARY - 12.3%
Automobiles - 0.7%
Ferrari NV	7,300	1,208,442
Diversified Consumer Services - 0.6%
Laureate Education, Inc. Class A (a)	56,500	994,965
Hotels, Restaurants & Leisure - 0.4%
Dalata Hotel Group PLC	123,340	712,505
Household Durables - 1.7%
D.R. Horton, Inc.	31,800	1,677,450
NVR, Inc. (a)	280	1,066,355
		2,743,805
Internet & Direct Marketing Retail - 4.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	10,200	2,163,420
Amazon.com, Inc. (a)	1,400	2,586,976
Fiverr International Ltd. (b)	1,100	25,850
Pinduoduo, Inc. ADR (a)	4,100	155,062
The Booking Holdings, Inc. (a)	1,500	3,080,595
		8,011,903
Specialty Retail - 2.7%
Five Below, Inc. (a)	3,100	396,366
National Vision Holdings, Inc. (a)	13,000	421,590
Ross Stores, Inc.	18,100	2,107,202
Ulta Beauty, Inc. (a)	5,800	1,468,212
		4,393,370
Textiles, Apparel & Luxury Goods - 1.3%
Anta Sports Products Ltd.	41,000	366,997
Canada Goose Holdings, Inc. (a)	13,522	489,522
LVMH Moet Hennessy Louis Vuitton SE	1,000	466,800
LVMH Moet Hennessy Louis Vuitton SE	1,600	745,526
		2,068,845

TOTAL CONSUMER DISCRETIONARY		20,133,835

CONSUMER STAPLES - 6.0%
Beverages - 2.1%
Coca-Cola European Partners PLC	17,800	905,664
Keurig Dr. Pepper, Inc. (b)	27,800	804,810
Kweichow Moutai Co. Ltd. (A Shares)	1,553	263,844
Pernod Ricard SA	7,667	1,370,852
		3,345,170
Household Products - 3.3%
Energizer Holdings, Inc. (b)	30,400	1,526,688
Procter & Gamble Co.	31,500	3,934,350
		5,461,038
Personal Products - 0.6%
Coty, Inc. Class A	341	3,836
Estee Lauder Companies, Inc. Class A	4,700	970,738
		974,574

TOTAL CONSUMER STAPLES		9,780,782

ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Cheniere Energy, Inc. (a)	14,500	885,515
Hess Corp.	29,600	1,977,576
		2,863,091
FINANCIALS - 8.7%
Banks - 4.0%
Citigroup, Inc.	32,100	2,564,469
M&T Bank Corp.	15,300	2,597,175
Wells Fargo & Co.	24,900	1,339,620
		6,501,264
Capital Markets - 2.5%
CME Group, Inc.	10,600	2,127,632
Morningstar, Inc.	5,100	771,681
Netwealth Group Ltd.	34,535	189,275
The Blackstone Group LP	16,300	911,822
XP, Inc. Class A (a)	1,100	42,372
		4,042,782
Insurance - 2.2%
Aon PLC	7,600	1,583,004
The Travelers Companies, Inc.	14,800	2,026,860
		3,609,864

TOTAL FINANCIALS		14,153,910

HEALTH CARE - 13.0%
Biotechnology - 2.2%
AbbVie, Inc.	39,100	3,461,914
BioNTech SE ADR (a)	3,900	132,132
		3,594,046
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	50,500	2,283,610
Danaher Corp.	2,300	353,004
Haemonetics Corp. (a)	3,900	448,110
Intuitive Surgical, Inc. (a)	2,300	1,359,645
Penumbra, Inc. (a)	1,900	312,113
		4,756,482
Health Care Providers & Services - 1.2%
Guardant Health, Inc. (a)	1,000	78,140
HealthEquity, Inc. (a)	6,500	481,455
UnitedHealth Group, Inc.	4,600	1,352,308
		1,911,903
Health Care Technology - 0.2%
Veeva Systems, Inc. Class A (a)	2,600	365,716
Life Sciences Tools & Services - 2.9%
10X Genomics, Inc. (a)	1,500	114,375
Bio-Techne Corp.	300	65,853
Bruker Corp.	17,500	891,975
Codexis, Inc. (a)	10,600	169,494
Mettler-Toledo International, Inc. (a)	1,100	872,608
Thermo Fisher Scientific, Inc.	8,000	2,598,960
		4,713,265
Pharmaceuticals - 3.6%
AstraZeneca PLC sponsored ADR	57,100	2,847,006
Horizon Pharma PLC (a)	26,800	970,160
Perrigo Co. PLC	17,700	914,382
Zoetis, Inc. Class A	8,900	1,177,915
		5,909,463

TOTAL HEALTH CARE		21,250,875

INDUSTRIALS - 6.8%
Aerospace & Defense - 0.3%
HEICO Corp. Class A	5,100	456,603
Building Products - 0.7%
Kingspan Group PLC (Ireland)	18,056	1,102,798
Commercial Services & Supplies - 0.0%
Edenred SA	300	15,513
Electrical Equipment - 0.1%
Generac Holdings, Inc. (a)	2,100	211,239
Machinery - 2.2%
ESCO Technologies, Inc.	1,700	157,250
Gardner Denver Holdings, Inc. (a)	64,700	2,373,196
IDEX Corp.	6,100	1,049,200
		3,579,646
Professional Services - 1.4%
Experian PLC	37,500	1,271,231
TransUnion Holding Co., Inc.	12,100	1,035,881
		2,307,112
Road & Rail - 2.1%
Knight-Swift Transportation Holdings, Inc. Class A	20,600	738,304
Lyft, Inc.	8,500	365,670
Rumo SA (a)	78,500	509,322
Uber Technologies, Inc.	63,200	1,879,568
		3,492,864

TOTAL INDUSTRIALS		11,165,775

INFORMATION TECHNOLOGY - 32.7%
Communications Equipment - 0.1%
ViaSat, Inc. (a)	2,000	146,390
Electronic Equipment & Components - 0.6%
Keyence Corp.	1,200	425,089
Zebra Technologies Corp. Class A (a)	2,300	587,512
		1,012,601
IT Services - 8.6%
Black Knight, Inc. (a)	23,900	1,541,072
Booz Allen Hamilton Holding Corp. Class A	6,900	490,797
CACI International, Inc. Class A (a)	3,545	886,215
Fiserv, Inc. (a)	14,500	1,676,635
MongoDB, Inc. Class A (a)	600	78,966
Square, Inc. (a)	12,100	756,976
Verra Mobility Corp. (a)	32,400	453,276
Visa, Inc. Class A	43,316	8,139,076
		14,023,013
Semiconductors & Semiconductor Equipment - 7.4%
ASML Holding NV	4,500	1,331,730
Lam Research Corp.	3,900	1,140,360
Marvell Technology Group Ltd.	3,500	92,960
NVIDIA Corp.	14,100	3,317,730
NXP Semiconductors NV	23,200	2,952,432
Qualcomm, Inc.	37,600	3,317,448
		12,152,660
Software - 12.9%
Adobe, Inc. (a)	13,900	4,584,359
Bill.Com Holdings, Inc. (a)	2,100	79,905
Cloudflare, Inc. (a)	1,600	27,296
Intuit, Inc.	6,000	1,571,580
Manhattan Associates, Inc. (a)	5,800	462,550
Microsoft Corp.	76,000	11,985,200
Salesforce.com, Inc. (a)	13,100	2,130,584
SolarWinds, Inc. (a)	10,600	196,630
		21,038,104
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	17,190	5,047,844

TOTAL INFORMATION TECHNOLOGY		53,420,612

MATERIALS - 2.3%
Chemicals - 1.4%
Air Products & Chemicals, Inc.	3,800	892,962
Sherwin-Williams Co.	2,400	1,400,496
		2,293,458
Metals & Mining - 0.9%
Barrick Gold Corp.	75,700	1,407,263

TOTAL MATERIALS		3,700,721

REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 4.3%
American Tower Corp.	17,300	3,975,886
Crown Castle International Corp.	12,200	1,734,230
Prologis, Inc.	14,300	1,274,702
		6,984,818
UTILITIES - 0.6%
Water Utilities - 0.6%
American Water Works Co., Inc.	8,000	982,800
TOTAL COMMON STOCKS
(Cost $124,442,641)		161,662,626

Nonconvertible Preferred Stocks - 1.4%
ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Petroleo Brasileiro SA - Petrobras sponsored ADR
(Cost $2,308,461)	142,800	2,276,232

Money Market Funds - 1.5%
Fidelity Cash Central Fund 1.58% (c)	120,252	120,276
Fidelity Securities Lending Cash Central Fund 1.58% (c)(d)	2,388,799	2,389,038
TOTAL MONEY MARKET FUNDS
(Cost $2,509,314)		2,509,314
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $129,260,416)		166,448,172
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(2,929,692)
NET ASSETS - 100%		$163,518,480

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,665
Fidelity Securities Lending Cash Central Fund	14,623
Total	$39,288

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$17,225,407	$15,447,707	$1,777,700	$--
Consumer Discretionary	20,133,835	19,388,309	745,526	--
Consumer Staples	9,780,782	9,780,782	--	--
Energy	5,139,323	5,139,323	--	--
Financials	14,153,910	14,153,910	--	--
Health Care	21,250,875	21,250,875	--	--
Industrials	11,165,775	9,894,544	1,271,231	--
Information Technology	53,420,612	53,420,612	--	--
Materials	3,700,721	3,700,721	--	--
Real Estate	6,984,818	6,984,818	--	--
Utilities	982,800	982,800	--	--
Money Market Funds	2,509,314	2,509,314	--	--
Total Investments in Securities:	$166,448,172	$162,653,715	$3,794,457	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.3%
Netherlands	3.3%
United Kingdom	3.3%
Cayman Islands	2.7%
Ireland	2.3%
Brazil	1.7%
France	1.6%
Canada	1.2%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $2,342,381) — See accompanying schedule: Unaffiliated issuers (cost $126,751,102)	$163,938,858
Fidelity Central Funds (cost $2,509,314)	2,509,314
Total Investment in Securities (cost $129,260,416)		$166,448,172
Cash		24,464
Dividends receivable		77,210
Distributions receivable from Fidelity Central Funds		527
Prepaid expenses		217
Other receivables		1,124
Total assets		166,551,714
Liabilities
Payable for investments purchased	$14,515
Payable for fund shares redeemed	489,078
Accrued management fee	71,753
Distribution and service plan fees payable	3,301
Other affiliated payables	22,177
Other payables and accrued expenses	43,385
Collateral on securities loaned	2,389,025
Total liabilities		3,033,234
Net Assets		$163,518,480
Net Assets consist of:
Paid in capital		$123,927,444
Total accumulated earnings (loss)		39,591,036
Net Assets		$163,518,480
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($22,638,378 ÷ 1,714,866 shares)		$13.20
Service Class:
Net Asset Value, offering price and redemption price per share ($286,643 ÷ 21,996 shares)		$13.03
Service Class 2:
Net Asset Value, offering price and redemption price per share ($15,870,377 ÷ 1,245,405 shares)		$12.74
Investor Class:
Net Asset Value, offering price and redemption price per share ($124,723,082 ÷ 9,470,659 shares)		$13.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$1,935,129
Income from Fidelity Central Funds (including $14,623 from security lending)		39,288
Total income		1,974,417
Expenses
Management fee	$845,917
Transfer agent fees	196,873
Distribution and service plan fees	39,540
Accounting and security lending fees	61,366
Custodian fees and expenses	15,192
Independent trustees' fees and expenses	863
Audit	48,218
Legal	6,055
Miscellaneous	951
Total expenses before reductions	1,214,975
Expense reductions	(12,668)
Total expenses after reductions		1,202,307
Net investment income (loss)		772,110
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $3,826)	4,005,448
Fidelity Central Funds	6
Foreign currency transactions	(3,277)
Total net realized gain (loss)		4,002,177
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	36,106,518
Assets and liabilities in foreign currencies	120
Total change in net unrealized appreciation (depreciation)		36,106,638
Net gain (loss)		40,108,815
Net increase (decrease) in net assets resulting from operations		$40,880,925

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$772,110	$771,094
Net realized gain (loss)	4,002,177	26,450,990
Change in net unrealized appreciation (depreciation)	36,106,638	(34,768,544)
Net increase (decrease) in net assets resulting from operations	40,880,925	(7,546,460)
Distributions to shareholders	(26,956,549)	(17,034,451)
Share transactions - net increase (decrease)	5,534,785	8,079,283
Total increase (decrease) in net assets	19,459,161	(16,501,628)
Net Assets
Beginning of period	144,059,319	160,560,947
End of period	$163,518,480	$144,059,319

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Dynamic Capital Appreciation Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$14.43	$12.53	$12.85	$13.56
Income from Investment Operations
Net investment income (loss)A	.07	.08	.10	.12	.13
Net realized and unrealized gain (loss)	3.21	(.73)B	2.77	.17	.04
Total from investment operations	3.28	(.65)	2.87	.29	.17
Distributions from net investment income	(.08)	(.08)	(.12)	(.11)	(.12)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(2.32)	(1.54)	(.97)C	(.61)D	(.88)E
Net asset value, end of period	$13.20	$12.24	$14.43	$12.53	$12.85
Total ReturnF,G	30.08%	(4.89)%B	23.89%	2.88%	1.30%
Ratios to Average Net AssetsH,I
Expenses before reductions	.68%	.69%	.72%	.71%	.70%
Expenses net of fee waivers, if any	.68%	.69%	.72%	.71%	.70%
Expenses net of all reductions	.68%	.68%	.71%	.70%	.69%
Net investment income (loss)	.57%	.54%	.73%	.99%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$22,638	$20,701	$24,566	$25,141	$37,281
Portfolio turnover rateJ	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.33 per share. Excluding this reimbursement, the total return would have been (7.25)%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.88 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.767 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.11	$14.28	$12.41	$12.74	$13.45
Income from Investment Operations
Net investment income (loss)A	.06	.06	.08	.11	.12
Net realized and unrealized gain (loss)	3.17	(.71)B	2.75	.16	.03
Total from investment operations	3.23	(.65)	2.83	.27	.15
Distributions from net investment income	(.07)	(.06)	(.10)	(.10)	(.10)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(2.31)	(1.52)	(.96)	(.60)C	(.86)D
Net asset value, end of period	$13.03	$12.11	$14.28	$12.41	$12.74
Total ReturnE,F	29.96%	(4.97)%B	23.76%	2.76%	1.16%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.79%	.82%	.81%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.82%	.81%	.80%
Expenses net of all reductions	.78%	.78%	.81%	.80%	.79%
Net investment income (loss)	.47%	.44%	.63%	.89%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$287	$265	$631	$530	$642
Portfolio turnover rateI	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment advisor for an operational error which amounted to $.33 per share. Excluding this reimbursement, the total return would have been (7.33)%.

 C Total distributions of $.60 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.494 per share.

 D Total distributions of $.86 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.767 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.88	$14.05	$12.23	$12.56	$13.27
Income from Investment Operations
Net investment income (loss)A	.04	.04	.06	.09	.09
Net realized and unrealized gain (loss)	3.11	(.71)B	2.70	.16	.05
Total from investment operations	3.15	(.67)	2.76	.25	.14
Distributions from net investment income	(.05)	(.05)	(.08)	(.09)	(.08)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(2.29)	(1.50)C	(.94)	(.58)	(.85)
Net asset value, end of period	$12.74	$11.88	$14.05	$12.23	$12.56
Total ReturnD,E	29.82%	(5.17)%B	23.50%	2.66%	1.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	.93%	.94%	.97%	.96%	.95%
Expenses net of fee waivers, if any	.93%	.94%	.97%	.96%	.95%
Expenses net of all reductions	.93%	.93%	.96%	.95%	.94%
Net investment income (loss)	.32%	.29%	.48%	.74%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$15,870	$14,533	$17,294	$16,830	$20,128
Portfolio turnover rateH	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.32 per share. Excluding this reimbursement, the total return would have been (7.53)%.

 C Total distributions of $1.50 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $1.455 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.21	$14.40	$12.51	$12.83	$13.54
Income from Investment Operations
Net investment income (loss)A	.06	.06	.09	.11	.12
Net realized and unrealized gain (loss)	3.21	(.72)B	2.76	.17	.04
Total from investment operations	3.27	(.66)	2.85	.28	.16
Distributions from net investment income	(.07)	(.07)	(.11)	(.10)	(.11)
Distributions from net realized gain	(2.24)	(1.46)	(.86)	(.49)	(.77)
Total distributions	(2.31)	(1.53)	(.96)C	(.60)D	(.87)E
Net asset value, end of period	$13.17	$12.21	$14.40	$12.51	$12.83
Total ReturnF,G	30.07%	(5.00)%B	23.74%	2.81%	1.22%
Ratios to Average Net AssetsH,I
Expenses before reductions	.76%	.77%	.80%	.79%	.78%
Expenses net of fee waivers, if any	.76%	.77%	.80%	.79%	.78%
Expenses net of all reductions	.76%	.76%	.79%	.78%	.77%
Net investment income (loss)	.50%	.46%	.65%	.90%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$124,723	$108,561	$118,071	$112,998	$165,416
Portfolio turnover rateJ	66%	155%	116%	123%	129%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.33 per share. Excluding this reimbursement, the total return would have been (7.36)%.

 C Total distributions of $.96 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.60 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.87 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.767 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$38,273,458
Gross unrealized depreciation	(1,115,287)
Net unrealized appreciation (depreciation)	$37,158,171
Tax Cost	$129,290,001

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$114,140
Undistributed long-term capital gain	$2,318,710
Net unrealized appreciation (depreciation) on securities and other investments	$37,158,188

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$835,299	$ 3,571,503
Long-term Capital Gains	26,121,250	13,462,948
Total	$26,956,549	$ 17,034,451

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $103,283,353 and $123,201,676, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$287
Service Class 2	39,253
$39,540

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$14,423
Service Class	185
Service Class 2	10,146
Investor Class	172,119
$196,873

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
VIP Dynamic Capital Appreciation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$2,339

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $418 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $889. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $70 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,481 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,187.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$3,876,891	$2,567,583
Service Class	50,771	67,206
Service Class 2	2,764,172	1,785,173
Investor Class	20,264,715	12,614,489
Total	$26,956,549	$17,034,451

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Initial Class
Shares sold	85,066	107,976	$1,055,059	$1,540,215
Reinvestment of distributions	342,939	199,292	3,876,891	2,567,583
Shares redeemed	(404,918)	(317,757)	(4,929,944)	(4,391,696)
Net increase (decrease)	23,087	(10,489)	$2,006	$(283,898)
Service Class
Shares sold	514	5,429	$6,646	$83,673
Reinvestment of distributions	4,554	5,244	50,771	67,206
Shares redeemed	(4,941)	(32,965)	(59,869)	(451,765)
Net increase (decrease)	127	(22,292)	$(2,452)	$(300,886)
Service Class 2
Shares sold	36,720	104,939	$426,972	$1,419,724
Reinvestment of distributions	253,611	142,453	2,764,172	1,785,173
Shares redeemed	(267,812)	(254,994)	(3,146,766)	(3,486,299)
Net increase (decrease)	22,519	(7,602)	$44,378	$(281,402)
Investor Class
Shares sold	312,679	954,026	$3,859,540	$13,447,500
Reinvestment of distributions	1,797,838	980,791	20,264,715	12,614,489
Shares redeemed	(1,529,072)	(1,242,324)	(18,633,402)	(17,116,520)
Net increase (decrease)	581,445	692,493	$5,490,853	$8,945,469

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 90% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Initial Class	.69%
Actual		$1,000.00	$1,089.60	$3.63
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Service Class	.79%
Actual		$1,000.00	$1,089.10	$4.16
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Service Class 2.94%
Actual		$1,000.00	$1,088.10	$4.95
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Investor Class	.77%
Actual		$1,000.00	$1,089.20	$4.05
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Dynamic Capital Appreciation Portfolio
Initial Class	02/07/20	02/07/20	$0.011	$0.189
Service Class	02/07/20	02/07/20	$0.009	$0.189
Service Class 2	02/07/20	02/07/20	$0.006	$0.189
Investor Class	02/07/20	02/07/20	$0.010	$0.189

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $2,318,710, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 12%, and 100%; Service Class designates 12%, and 100%; Service Class 2 designates 16%, and 100%; and Investor Class designates 12%, and 100%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Dynamic Capital Appreciation Portfolio

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

VIPDCA-ANN-0220
1.751799.119

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	30.05%	9.44%	12.35%
Service Class	29.94%	9.33%	12.24%
Service Class 2	29.68%	9.16%	12.07%
Investor Class	29.97%	9.36%	12.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,052	VIP Growth & Income Portfolio - Initial Class
$35,666	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund's share classes gained roughly 30%, trailing the benchmark S&P 500® index. The fund's underperformance of the benchmark was primarily due to sector positioning, especially a large underweight in the market-leading information technology sector and a meaningful overweight in the lagging energy sector. The fund's position in cash also hurt in a strong market. The biggest individual detractor was an overweight in integrated energy company Exxon Mobil (+7%), one of our largest holdings and a stock that trailed the benchmark because the price of oil remained sluggish for much of 2019. Another notable detractor was tobacco manufacturer Altria Group (+8%), also a big holding. Concern about the company's 35% ownership of e-cigarette maker Juul Labs hurt the stock, given new concerns about the health impact of Juul's product. In tech, it hurt to underweight consumer electronics and personal electronics maker Apple (+89%), whose valuation struck me as too high relative to the company’s slowing growth trajectory. In contrast, security selection was highly favorable overall. The biggest individual relative contributor was industrial conglomerate General Electric (+53%), our largest year-end holding and a stock that I believed was significantly undervalued. Semiconductor and telecommunications equipment firm Qualcomm (+61%) also helped, benefiting from the successful resolution of a licensing dispute with Apple.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
General Electric Co.	5.8
Microsoft Corp.(a)	4.8
Exxon Mobil Corp.	4.6
Comcast Corp. Class A	3.8
Altria Group, Inc.	3.6
Wells Fargo & Co.	3.1
Bank of America Corp.(a)	3.0
Bristol-Myers Squibb Co.	2.6
Apple, Inc.	2.5
Johnson & Johnson	2.3
36.1

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Health Care	18.4
Financials	17.1
Industrials	14.9
Information Technology	14.2
Consumer Staples	9.4

Asset Allocation (% of fund's net assets)

As of December 31, 2019 *,**
Stocks	94.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign investments - 11.7%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value
COMMUNICATION SERVICES - 8.4%
Diversified Telecommunication Services - 1.5%
AT&T, Inc. (a)	41,989	$1,640,930
Verizon Communications, Inc.	350,480	21,519,472
		23,160,402
Entertainment - 1.8%
Activision Blizzard, Inc.	135,400	8,045,468
The Walt Disney Co.	42,300	6,117,849
Vivendi SA	446,300	12,925,872
		27,089,189
Interactive Media & Services - 0.4%
Alphabet, Inc.:
Class A (b)	2,618	3,506,523
Class C (b)	2,483	3,319,821
		6,826,344
Media - 4.7%
Comcast Corp. Class A	1,333,362	59,961,289
Interpublic Group of Companies, Inc.	276,900	6,396,390
Omnicom Group, Inc.	22,300	1,806,746
Sinclair Broadcast Group, Inc. Class A	166,900	5,564,446
		73,728,871

TOTAL COMMUNICATION SERVICES		130,804,806

CONSUMER DISCRETIONARY - 1.5%
Household Durables - 0.3%
Mohawk Industries, Inc. (b)	600	81,828
Whirlpool Corp.	29,100	4,293,123
		4,374,951
Specialty Retail - 1.0%
Lowe's Companies, Inc. (a)	104,317	12,493,004
TJX Companies, Inc.	57,400	3,504,844
		15,997,848
Textiles, Apparel & Luxury Goods - 0.2%
Puma AG	2,201	168,747
PVH Corp.	23,900	2,513,085
Tapestry, Inc.	17,500	471,975
		3,153,807

TOTAL CONSUMER DISCRETIONARY		23,526,606

CONSUMER STAPLES - 9.4%
Beverages - 1.1%
The Coca-Cola Co.	323,353	17,897,589
Food & Staples Retailing - 1.9%
Walgreens Boots Alliance, Inc.	97,200	5,730,912
Walmart, Inc. (a)	194,900	23,161,916
		28,892,828
Food Products - 0.3%
Nestle SA sponsored ADR	46,800	5,066,568
The Hershey Co.	400	58,792
		5,125,360
Household Products - 1.3%
Colgate-Palmolive Co.	19,100	1,314,844
Energizer Holdings, Inc.	34,600	1,737,612
Procter & Gamble Co. (a)	98,950	12,358,855
Spectrum Brands Holdings, Inc.	74,000	4,757,460
		20,168,771
Personal Products - 0.1%
Unilever NV	27,200	1,561,028
Tobacco - 4.7%
Altria Group, Inc.	1,126,700	56,233,597
British American Tobacco PLC sponsored ADR	277,600	11,786,896
Philip Morris International, Inc.	60,800	5,173,472
		73,193,965

TOTAL CONSUMER STAPLES		146,839,541

ENERGY - 8.4%
Energy Equipment & Services - 0.1%
Schlumberger Ltd.	30,200	1,214,040
Oil, Gas & Consumable Fuels - 8.3%
Cenovus Energy, Inc.	7,000	71,050
Cenovus Energy, Inc. (Canada)	2,068,904	21,030,790
Equinor ASA sponsored ADR	785,000	15,629,350
Exxon Mobil Corp.	1,033,100	72,089,718
Hess Corp.	232,900	15,560,049
Kosmos Energy Ltd.	825,621	4,706,040
Noble Energy, Inc.	24,400	606,096
		129,693,093

TOTAL ENERGY		130,907,133

FINANCIALS - 17.1%
Banks - 11.7%
Bank of America Corp. (a)	1,321,512	46,543,653
BB&T Corp.	314,804	17,729,761
Citigroup, Inc. (a)	86,218	6,887,956
First Hawaiian, Inc.	32,200	928,970
JPMorgan Chase & Co. (a)	186,532	26,002,561
M&T Bank Corp.	17,900	3,038,525
PNC Financial Services Group, Inc.	125,672	20,061,021
U.S. Bancorp	212,698	12,610,864
Wells Fargo & Co.	898,574	48,343,281
		182,146,592
Capital Markets - 4.2%
Apollo Global Management LLC Class A	3,600	171,756
Brookfield Asset Management, Inc.	54,830	3,169,174
Cboe Global Markets, Inc.	9,400	1,128,000
Charles Schwab Corp.	71,384	3,395,023
FS KKR Capital Corp.	6,000	36,780
Julius Baer Group Ltd.	8,420	434,076
KKR & Co. LP	187,393	5,466,254
Morgan Stanley	96,683	4,942,435
Northern Trust Corp.	216,645	23,016,365
Raymond James Financial, Inc.	33,800	3,023,748
S&P Global, Inc.	600	163,830
State Street Corp.	254,579	20,137,199
Virtu Financial, Inc. Class A	23,400	374,166
		65,458,806
Consumer Finance - 0.0%
Shriram Transport Finance Co. Ltd.	38,600	633,515
Insurance - 0.9%
Chubb Ltd.	39,700	6,179,702
Marsh & McLennan Companies, Inc.	46,442	5,174,103
The Travelers Companies, Inc.	24,100	3,300,495
		14,654,300
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	162,550	4,089,758

TOTAL FINANCIALS		266,982,971

HEALTH CARE - 18.0%
Biotechnology - 1.9%
AbbVie, Inc.	79,900	7,074,346
Alexion Pharmaceuticals, Inc. (b)	77,500	8,381,625
Amgen, Inc.	36,400	8,774,948
Intercept Pharmaceuticals, Inc. (b)	48,358	5,992,523
		30,223,442
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co.	11,500	3,127,655
Boston Scientific Corp. (b)	39,900	1,804,278
		4,931,933
Health Care Providers & Services - 7.2%
AmerisourceBergen Corp.	107,010	9,097,990
Cardinal Health, Inc.	223,200	11,289,456
Cigna Corp.	97,990	20,037,975
CVS Health Corp.	424,264	31,518,573
McKesson Corp.	119,588	16,541,412
Patterson Companies, Inc.	143,743	2,943,857
UnitedHealth Group, Inc.	67,700	19,902,446
		111,331,709
Pharmaceuticals - 8.6%
Bayer AG	321,433	26,131,425
Bristol-Myers Squibb Co.	641,200	41,158,628
GlaxoSmithKline PLC sponsored ADR (a)	615,594	28,926,762
Johnson & Johnson	247,859	36,155,192
Novartis AG sponsored ADR	1,625	153,871
Sanofi SA sponsored ADR	19,100	958,820
		133,484,698

TOTAL HEALTH CARE		279,971,782

INDUSTRIALS - 14.9%
Aerospace & Defense - 1.6%
General Dynamics Corp.	34,600	6,101,710
Huntington Ingalls Industries, Inc.	18,600	4,666,368
Meggitt PLC	820	7,134
The Boeing Co.	11,500	3,746,240
United Technologies Corp.	66,287	9,927,141
		24,448,593
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	17,800	1,391,960
Expeditors International of Washington, Inc.	2,095	163,452
FedEx Corp.	26,600	4,022,186
United Parcel Service, Inc. Class B (a)	233,172	27,295,114
		32,872,712
Commercial Services & Supplies - 0.5%
Healthcare Services Group, Inc. (c)	144,100	3,504,512
Interface, Inc.	132,100	2,191,539
Ritchie Bros. Auctioneers, Inc.	4,000	171,638
Stericycle, Inc. (b)	28,599	1,824,902
		7,692,591
Electrical Equipment - 0.6%
Acuity Brands, Inc.	25,800	3,560,400
Hubbell, Inc. Class B	36,379	5,377,544
Rockwell Automation, Inc.	5,100	1,033,617
		9,971,561
Industrial Conglomerates - 6.0%
3M Co.	13,300	2,346,386
General Electric Co.	8,166,350	91,136,464
		93,482,850
Machinery - 0.9%
Donaldson Co., Inc.	52,100	3,002,002
Flowserve Corp.	66,400	3,304,728
Fortive Corp.	27,000	2,062,530
JOST Werke AG (d)	8,500	355,635
Westinghouse Air Brake Co.	60,221	4,685,194
		13,410,089
Professional Services - 0.6%
RELX PLC (London Stock Exchange)	346,939	8,756,828
Robert Half International, Inc.	5,000	315,750
		9,072,578
Road & Rail - 1.9%
J.B. Hunt Transport Services, Inc. (a)	89,382	10,438,030
Knight-Swift Transportation Holdings, Inc. Class A	323,200	11,583,488
Union Pacific Corp.	40,100	7,249,679
		29,271,197
Trading Companies & Distributors - 0.7%
Fastenal Co.	41,600	1,537,120
MSC Industrial Direct Co., Inc. Class A	2,000	156,940
Watsco, Inc.	52,392	9,438,419
		11,132,479

TOTAL INDUSTRIALS		231,354,650

INFORMATION TECHNOLOGY - 14.2%
Communications Equipment - 0.2%
Cisco Systems, Inc.	82,004	3,932,912
IT Services - 2.3%
Fidelity National Information Services, Inc.	1,100	152,999
Genpact Ltd.	63,700	2,686,229
IBM Corp.	33,800	4,530,552
MasterCard, Inc. Class A	510	152,281
Paychex, Inc.	24,031	2,044,077
Unisys Corp. (b)	202,596	2,402,789
Visa, Inc. Class A (a)	126,976	23,858,790
		35,827,717
Semiconductors& Semiconductor Equipment - 2.7%
Analog Devices, Inc.	16,700	1,984,628
Applied Materials, Inc.	66,900	4,083,576
Marvell Technology Group Ltd.	39,400	1,046,464
NVIDIA Corp.	800	188,240
Qualcomm, Inc.	376,061	33,179,862
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	23,200	1,347,920
		41,830,690
Software - 6.5%
Microsoft Corp. (a)	479,018	75,541,139
Oracle Corp.	161,591	8,561,091
SAP SE sponsored ADR	126,800	16,989,932
		101,092,162
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	133,758	39,278,037

TOTAL INFORMATION TECHNOLOGY		221,961,518

MATERIALS - 0.9%
Chemicals - 0.6%
Corteva, Inc.	65,933	1,948,979
International Flavors & Fragrances, Inc.	8,500	1,096,670
Nutrien Ltd.	123,680	5,921,363
		8,967,012
Metals & Mining - 0.3%
BHP Billiton Ltd. sponsored ADR	78,200	4,278,322

TOTAL MATERIALS		13,245,334

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	26,900	6,182,158
CoreSite Realty Corp.	25,400	2,847,848
Equinix, Inc.	8,400	4,903,080
Public Storage	9,400	2,001,824
Simon Property Group, Inc.	16,100	2,398,256
		18,333,166
UTILITIES - 0.5%
Electric Utilities - 0.3%
Duke Energy Corp.	30,200	2,754,542
Edison International	6,900	520,329
Exelon Corp.	32,200	1,467,998
PPL Corp.	19,900	714,012
Southern Co.	2,100	133,770
		5,590,651
Multi-Utilities - 0.2%
Sempra Energy	17,900	2,711,492

TOTAL UTILITIES		8,302,143

TOTAL COMMON STOCKS
(Cost $1,075,203,492)		1,472,229,650

Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson& Co. Series A, 6.125%	73,500	4,809,334
Life Sciences Tools & Services - 0.1%
Avantor, Inc. Series A 6.25%	13,800	868,233
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,892,729)		5,677,567
	Principal Amount	Value

Convertible Bonds - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $472,087)	470,000	621,861
	Shares	Value

Money Market Funds - 5.6%
Fidelity Cash Central Fund 1.58% (e)	85,851,508	85,868,678
Fidelity Securities Lending Cash Central Fund 1.58% (e)(f)	2,345,920	2,346,154
TOTAL MONEY MARKET FUNDS
(Cost $88,214,414)		88,214,832
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,168,782,722)		1,566,743,910
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(8,244,375)
NET ASSETS - 100%		$1,558,499,535

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
AT&T, Inc.	Chicago Board Options Exchange	400	$1,563,200	$40.00	1/17/20	$(4,200)
Bank of America Corp.	Chicago Board Options Exchange	1,139	4,011,558	34.00	1/17/20	(173,697)
Citigroup, Inc.	Chicago Board Options Exchange	103	822,867	80.00	1/17/20	(16,068)
Flowserve Corp.	Bank of America NA	534	2,657,718	55.00	2/21/20	(27,150)
GlaxoSmithKline PLC sponsored ADR	Chicago Board Options Exchange	295	1,386,205	46.00	1/17/20	(36,875)
J.B. Hunt Transport Services, Inc.	Chicago Board Options Exchange	139	1,623,242	125.00	2/21/20	(20,850)
JPMorgan Chase & Co.	Chicago Board Options Exchange	120	1,672,800	130.00	1/17/20	(113,400)
JPMorgan Chase & Co.	Chicago Board Options Exchange	120	1,672,800	135.00	1/17/20	(57,000)
Lowe's Companies, Inc.	Chicago Board Options Exchange	52	622,752	120.00	1/17/20	(9,516)
Microsoft Corp.	Chicago Board Options Exchange	223	3,516,710	155.00	1/17/20	(84,183)
Procter & Gamble Co.	Chicago Board Options Exchange	103	1,286,470	125.00	3/20/20	(39,655)
Procter & Gamble Co.	Chicago Board Options Exchange	103	1,286,470	130.00	3/20/20	(17,562)
United Parcel Service, Inc. Class B	Chicago Board Options Exchange	224	2,622,144	130.00	4/17/20	(22,400)
Visa, Inc. Class A	Chicago Board Options Exchange	52	977,080	190.00	1/17/20	(8,138)
Walmart, Inc.	Chicago Board Options Exchange	86	1,022,024	125.00	1/17/20	(559)
TOTAL WRITTEN OPTIONS						$(631,253)

Legend

 (a) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $24,086,322.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $355,635 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,586,081
Fidelity Securities Lending Cash Central Fund	10,979
Total	$1,597,060

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$130,804,806	$130,804,806	$--	$--
Consumer Discretionary	23,526,606	23,526,606	--	--
Consumer Staples	146,839,541	145,278,513	1,561,028	--
Energy	130,907,133	130,907,133	--	--
Financials	266,982,971	266,548,895	434,076	--
Health Care	285,649,349	253,840,357	31,808,992	--
Industrials	231,354,650	231,354,650	--	--
Information Technology	221,961,518	221,961,518	--	--
Materials	13,245,334	13,245,334	--	--
Real Estate	18,333,166	18,333,166	--	--
Utilities	8,302,143	8,302,143	--	--
Corporate Bonds	621,861	--	621,861	--
Money Market Funds	88,214,832	88,214,832	--	--
Total Investments in Securities:	$1,566,743,910	$1,532,317,953	$34,425,957	$--
Derivative Instruments:
Liabilities
Written Options	$(631,253)	$(604,103)	$(27,150)	$--
Total Liabilities	$(631,253)	$(604,103)	$(27,150)	$--
Total Derivative Instruments:	$(631,253)	$(604,103)	$(27,150)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(631,253)
Total Equity Risk	0	(631,253)
Total Value of Derivatives	$0	$(631,253)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
United Kingdom	3.3%
Germany	2.8%
Canada	2.0%
Norway	1.0%
France	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $2,305,536) — See accompanying schedule: Unaffiliated issuers (cost $1,080,568,308)	$1,478,529,078
Fidelity Central Funds (cost $88,214,414)	88,214,832
Total Investment in Securities (cost $1,168,782,722)		$1,566,743,910
Receivable for investments sold		89,222
Receivable for fund shares sold		832,236
Dividends receivable		2,779,035
Interest receivable		666
Distributions receivable from Fidelity Central Funds		99,951
Prepaid expenses		1,970
Other receivables		60,439
Total assets		1,570,607,429
Liabilities
Payable to custodian bank	$282
Payable for investments purchased	1,836,083
Payable for fund shares redeemed	6,305,873
Accrued management fee	553,220
Distribution and service plan fees payable	169,513
Written options, at value (premium received $519,450)	631,253
Other affiliated payables	142,186
Other payables and accrued expenses	123,184
Collateral on securities loaned	2,346,300
Total liabilities		12,107,894
Net Assets		$1,558,499,535
Net Assets consist of:
Paid in capital		$1,087,539,117
Total accumulated earnings (loss)		470,960,418
Net Assets		$1,558,499,535
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($358,102,843 ÷ 16,152,886 shares)		$22.17
Service Class:
Net Asset Value, offering price and redemption price per share ($118,197,666 ÷ 5,385,926 shares)		$21.95
Service Class 2:
Net Asset Value, offering price and redemption price per share ($790,495,452 ÷ 36,625,372 shares)		$21.58
Investor Class:
Net Asset Value, offering price and redemption price per share ($291,703,574 ÷ 13,220,112 shares)		$22.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$38,763,919
Interest		67,354
Income from Fidelity Central Funds (including $10,979 from security lending)		1,597,060
Total income		40,428,333
Expenses
Management fee	$6,284,098
Transfer agent fees	1,156,205
Distribution and service plan fees	1,783,747
Accounting and security lending fees	453,278
Custodian fees and expenses	39,789
Independent trustees' fees and expenses	7,799
Audit	65,223
Legal	7,434
Miscellaneous	9,281
Total expenses before reductions	9,806,854
Expense reductions	(61,475)
Total expenses after reductions		9,745,379
Net investment income (loss)		30,682,954
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	70,007,928
Fidelity Central Funds	(146)
Foreign currency transactions	3,194
Written options	843,235
Total net realized gain (loss)		70,854,211
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,244)	267,551,284
Assets and liabilities in foreign currencies	1,499
Written options	(111,803)
Total change in net unrealized appreciation (depreciation)		267,440,980
Net gain (loss)		338,295,191
Net increase (decrease) in net assets resulting from operations		$368,978,145

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,682,954	$27,627,811
Net realized gain (loss)	70,854,211	126,110,568
Change in net unrealized appreciation (depreciation)	267,440,980	(275,948,852)
Net increase (decrease) in net assets resulting from operations	368,978,145	(122,210,473)
Distributions to shareholders	(169,253,703)	(84,265,435)
Share transactions - net increase (decrease)	109,647,473	29,169,830
Total increase (decrease) in net assets	309,371,915	(177,306,078)
Net Assets
Beginning of period	1,249,127,620	1,426,433,698
End of period	$1,558,499,535	$1,249,127,620

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth & Income Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.38	$22.71	$20.15	$18.88	$20.78
Income from Investment Operations
Net investment income (loss)A	.46	.46	.38	.35	.40
Net realized and unrealized gain (loss)	4.91	(2.42)	2.96	2.38	(.86)
Total from investment operations	5.37	(1.96)	3.34	2.73	(.46)
Distributions from net investment income	(.77)B	(.08)	(.28)	(.32)	(.42)B
Distributions from net realized gain	(1.81)B	(1.29)	(.51)	(1.14)	(1.01)B
Total distributions	(2.58)	(1.37)	(.78)C	(1.46)	(1.44)D
Net asset value, end of period	$22.17	$19.38	$22.71	$20.15	$18.88
Total ReturnE,F	30.05%	(8.98)%	16.90%	16.08%	(2.27)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.54%	.55%	.55%	.56%	.56%
Expenses net of fee waivers, if any	.54%	.54%	.55%	.56%	.56%
Expenses net of all reductions	.54%	.54%	.55%	.56%	.56%
Net investment income (loss)	2.27%	2.08%	1.78%	1.91%	1.99%
Supplemental Data
Net assets, end of period (000 omitted)	$358,103	$361,868	$433,702	$375,639	$370,704
Portfolio turnover rateI	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.507 per share.

 D Total distributions of $1.44 per share is comprised of distributions from net investment income of $.422 and distributions from net realized gain of $1.013 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.21	$22.52	$19.99	$18.75	$20.64
Income from Investment Operations
Net investment income (loss)A	.44	.43	.35	.33	.37
Net realized and unrealized gain (loss)	4.87	(2.39)	2.94	2.35	(.85)
Total from investment operations	5.31	(1.96)	3.29	2.68	(.48)
Distributions from net investment income	(.75)B	(.06)	(.25)	(.31)	(.40)B
Distributions from net realized gain	(1.81)B	(1.29)	(.51)	(1.14)	(1.01)B
Total distributions	(2.57)C	(1.35)	(.76)	(1.44)D	(1.41)
Net asset value, end of period	$21.95	$19.21	$22.52	$19.99	$18.75
Total ReturnE,F	29.94%	(9.07)%	16.77%	15.94%	(2.35)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.65%	.65%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.65%	.66%	.66%
Expenses net of all reductions	.64%	.64%	.65%	.66%	.66%
Net investment income (loss)	2.17%	1.98%	1.68%	1.81%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$118,198	$101,089	$125,661	$119,952	$116,035
Portfolio turnover rateI	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.57 per share is comprised of distributions from net investment income of $.746 and distributions from net realized gain of $1.814 per share.

 D Total distributions of $1.44 per share is comprised of distributions from net investment income of $.308 and distributions from net realized gain of $1.135 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.94	$22.22	$19.74	$18.54	$20.43
Income from Investment Operations
Net investment income (loss)A	.40	.39	.32	.30	.34
Net realized and unrealized gain (loss)	4.78	(2.35)	2.90	2.33	(.85)
Total from investment operations	5.18	(1.96)	3.22	2.63	(.51)
Distributions from net investment income	(.73)B	(.04)	(.23)	(.29)	(.37)B
Distributions from net realized gain	(1.81)B	(1.28)	(.51)	(1.14)	(1.01)B
Total distributions	(2.54)	(1.32)	(.74)	(1.43)	(1.38)
Net asset value, end of period	$21.58	$18.94	$22.22	$19.74	$18.54
Total ReturnC,D	29.68%	(9.19)%	16.61%	15.81%	(2.54)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%	.80%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.81%	.81%
Expenses net of all reductions	.79%	.79%	.80%	.81%	.81%
Net investment income (loss)	2.02%	1.83%	1.53%	1.66%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$790,495	$527,879	$546,278	$356,194	$290,102
Portfolio turnover rateG	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$19.30	$22.62	$20.07	$18.82	$20.71
Income from Investment Operations
Net investment income (loss)A	.44	.44	.36	.33	.38
Net realized and unrealized gain (loss)	4.90	(2.41)	2.96	2.37	(.85)
Total from investment operations	5.34	(1.97)	3.32	2.70	(.47)
Distributions from net investment income	(.75)B	(.06)	(.26)	(.31)	(.40)B
Distributions from net realized gain	(1.81)B	(1.29)	(.51)	(1.14)	(1.01)B
Total distributions	(2.57)C	(1.35)	(.77)	(1.45)	(1.42)D
Net asset value, end of period	$22.07	$19.30	$22.62	$20.07	$18.82
Total ReturnE,F	29.97%	(9.05)%	16.83%	15.96%	(2.32)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.62%	.62%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.62%	.62%	.63%	.64%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.64%	.64%
Net investment income (loss)	2.19%	2.01%	1.70%	1.83%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$291,704	$258,292	$320,793	$278,661	$238,765
Portfolio turnover rateI	34%	41%	35%	34%	35%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.57 per share is comprised of distributions from net investment income of $.746 and distributions from net realized gain of $1.814 per share.

 D Total distributions of $1.42 per share is comprised of distributions from net investment income of $.404 and distributions from net realized gain of $1.013 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, certain conversion ratio adjustments, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$447,065,608
Gross unrealized depreciation	(54,613,216)
Net unrealized appreciation (depreciation)	$392,452,392
Tax Cost	$1,173,660,265

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,383,415
Undistributed long-term capital gain	$73,135,214
Net unrealized appreciation (depreciation) on securities and other investments	$392,452,034

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$55,463,400	$ 11,947,331
Long-term Capital Gains	113,790,303	72,318,104
Total	$169,253,703	$ 84,265,435

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $463,561,726 and $517,824,903, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$110,945
Service Class 2	1,672,802
$1,783,747

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$243,378
Service Class	71,679
Service Class 2	432,166
Investor Class	408,982
$1,156,205

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth & Income Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth & Income Portfolio	$11,182

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,729 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $129. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $49,255 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,021.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,199.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$46,606,368	$25,683,175
Service Class	13,356,788	7,386,332
Service Class 2	75,342,570	32,407,914
Investor Class	33,947,977	18,788,014
Total	$169,253,703	$84,265,435

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Initial Class
Shares sold	1,846,345	2,589,790	$37,347,746	$55,251,714
Reinvestment of distributions	2,438,613	1,242,070	46,606,368	25,683,175
Shares redeemed	(6,804,914)	(4,253,917)	(138,699,268)	(93,482,125)
Net increase (decrease)	(2,519,956)	(422,057)	$(54,745,154)	$(12,547,236)
Service Class
Shares sold	164,313	113,374	$3,299,507	$2,482,762
Reinvestment of distributions	704,412	360,009	13,356,788	7,386,332
Shares redeemed	(745,285)	(790,254)	(15,001,321)	(17,128,338)
Net increase (decrease)	123,440	(316,871)	$1,654,974	$(7,259,244)
Service Class 2
Shares sold	8,237,220	5,340,838	$162,227,794	$113,497,512
Reinvestment of distributions	4,030,890	1,601,249	75,342,570	32,407,914
Shares redeemed	(3,520,175)	(3,646,617)	(68,921,732)	(78,307,074)
Net increase (decrease)	8,747,935	3,295,470	$168,648,632	$67,598,352
Investor Class
Shares sold	1,144,138	1,535,711	$22,973,119	$33,044,003
Reinvestment of distributions	1,781,169	911,884	33,947,977	18,788,014
Shares redeemed	(3,088,141)	(3,244,430)	(62,832,075)	(70,454,059)
Net increase (decrease)	(162,834)	(796,835)	$(5,910,979)	$(18,622,042)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 23% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 50% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Initial Class	.54%
Actual		$1,000.00	$1,121.40	$2.89
Hypothetical-C		$1,000.00	$1,022.48	$2.75
Service Class	.64%
Actual		$1,000.00	$1,120.80	$3.42
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Service Class 2.79%
Actual		$1,000.00	$1,119.80	$4.22
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Investor Class	.62%
Actual		$1,000.00	$1,120.80	$3.31
Hypothetical-C		$1,000.00	$1,022.08	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Growth & Income Portfolio
Initial Class	02/07/20	02/07/20	$0.081	$1.031
Service Class	02/07/20	02/07/20	$0.078	$1.031
Service Class 2	02/07/20	02/07/20	$0.073	$1.031
Investor Class	02/07/20	02/07/20	$0.079	$1.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $73,459,499, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 74% and 100%; Service Class designates 75% and 100%; Service Class 2 designates 76% and 100%; and Investor designates 75% and 100%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Growth & Income Portfolio

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

VIPGI-ANN-0220
1.540026.122

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	40.84%	17.69%	18.12%
Service Class	40.70%	17.57%	18.01%
Service Class 2	40.49%	17.39%	17.83%
Investor Class	40.71%	17.60%	18.03%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$52,884	VIP Growth Opportunities Portfolio - Initial Class
$41,234	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Portfolio Manager Kyle Weaver:  For the year, the fund’s share classes gained roughly 40% to 41%, well ahead of the 36.39% advance of the benchmark Russell 1000® Growth Index. Versus the benchmark, stock selection in the consumer discretionary, communication services, information technology and health care sectors contributed meaningfully to the fund’s performance. The fund’s top contributor versus the benchmark was Roku (+340%), a maker of online media players. The company is targeting international expansion throughout the North and South American markets, and recently launched its first Roku TV™ models in the U.K.. Carvana (+175%), a fast-growing operator of an e-commerce platform for selling used cars, was another key contributor, as was The Trade Desk (+125%), a leader in programmatic advertising. Conversely, stock selection in consumer staples was the primary drag on performance versus the benchmark. Picks in industrials, materials and financials detracted to a lesser extent. Our out-of-benchmark stake in Juul Labs (-41%) was by far the largest detractor for the year. Later in the period, Juul and other e-cigarette makers faced growing criticism regarding illnesses and deaths attributed to vaping. A sizable underweighting in benchmark heavyweight Apple (+89%) also detracted, and our position in food-delivery service Waitr Holdings – which I sold from the fund – was almost a complete loss, returning about -97%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Microsoft Corp.	7.4
Apple, Inc.	5.2
Amazon.com, Inc.	4.8
Alphabet, Inc. Class C	4.7
Facebook, Inc. Class A	3.3
Salesforce.com, Inc.	2.4
Carvana Co. Class A	1.9
UnitedHealth Group, Inc.	1.7
LendingTree, Inc.	1.5
Alphabet, Inc. Class A	1.5
34.4

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	39.5
Communication Services	16.6
Consumer Discretionary	15.0
Health Care	13.5
Industrials	3.8

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 14.6%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
COMMUNICATION SERVICES - 16.6%
Entertainment - 3.6%
Activision Blizzard, Inc.	116,300	$6,910,546
Electronic Arts, Inc. (a)	46,200	4,966,962
Netflix, Inc. (a)	18,200	5,888,974
Roku, Inc. Class A (a)	69,800	9,346,220
Sea Ltd. ADR (a)(b)	328,400	13,208,248
Take-Two Interactive Software, Inc. (a)	24,300	2,975,049
The Walt Disney Co.	83,300	12,047,679
		55,343,678
Interactive Media & Services - 10.7%
Alphabet, Inc.:
Class A (a)	17,502	23,442,004
Class C (a)	54,663	73,085,524
CarGurus, Inc. Class A (a)	330,100	11,612,918
Facebook, Inc. Class A (a)	249,010	51,109,303
IAC/InterActiveCorp (a)	23,400	5,829,174
Zillow Group, Inc. Class A (a)(b)	9,000	411,660
		165,490,583
Media - 0.8%
Charter Communications, Inc. Class A (a)	4,763	2,310,436
Comcast Corp. Class A	234,500	10,545,465
		12,855,901
Wireless Telecommunication Services - 1.5%
T-Mobile U.S., Inc. (a)	292,200	22,914,324

TOTAL COMMUNICATION SERVICES		256,604,486

CONSUMER DISCRETIONARY - 15.0%
Automobiles - 1.2%
Tesla, Inc. (a)(b)	45,397	18,990,927
Diversified Consumer Services - 0.2%
Arco Platform Ltd. Class A (a)	80,800	3,571,360
Hotels, Restaurants & Leisure - 0.2%
McDonald's Corp.	2,200	434,742
Planet Fitness, Inc. (a)	31,300	2,337,484
Starbucks Corp.	1,400	123,088
		2,895,314
Internet & Direct Marketing Retail - 10.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	102,700	21,782,670
Amazon.com, Inc. (a)	39,873	73,678,924
Meituan Dianping Class B (a)	282,100	3,689,025
MercadoLibre, Inc. (a)	14,300	8,178,742
Naspers Ltd. Class N	24,500	4,009,352
Pinduoduo, Inc. ADR (a)	446,300	16,879,066
Prosus NV (a)	28,600	2,134,324
The Booking Holdings, Inc. (a)	6,750	13,862,678
The RealReal, Inc. (b)	361,100	6,806,735
Wayfair LLC Class A (a)	51,702	4,672,310
		155,693,826
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	33,000	3,103,650
Specialty Retail - 2.8%
Carvana Co. Class A (a)(b)	314,519	28,951,474
Floor & Decor Holdings, Inc. Class A (a)(b)	126,300	6,417,303
Lowe's Companies, Inc.	54,900	6,574,824
Ulta Beauty, Inc. (a)	2,800	708,792
		42,652,393
Textiles, Apparel & Luxury Goods - 0.3%
Allbirds, Inc. (a)(c)(d)	6,630	75,383
lululemon athletica, Inc. (a)	20,872	4,835,416
		4,910,799

TOTAL CONSUMER DISCRETIONARY		231,818,269

CONSUMER STAPLES - 1.9%
Beverages - 0.2%
Budweiser Brewing Co. APAC Ltd. (a)(e)	172,100	580,859
Fever-Tree Drinks PLC	118,785	3,293,181
		3,874,040
Food & Staples Retailing - 0.5%
BJ's Wholesale Club Holdings, Inc. (a)	166,900	3,795,306
Performance Food Group Co. (a)	76,408	3,933,484
Walmart, Inc.	2,000	237,680
		7,966,470
Food Products - 0.1%
Beyond Meat, Inc. (b)	18,400	1,391,040
Personal Products - 0.1%
Unilever NV	18,800	1,078,946
Tobacco - 1.0%
Altria Group, Inc.	299,700	14,958,027
JUUL Labs, Inc. Class B (a)(c)(d)	560	82,645
		15,040,672

TOTAL CONSUMER STAPLES		29,351,168

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Reliance Industries Ltd.	786,265	16,683,407
FINANCIALS - 3.0%
Banks - 0.2%
HDFC Bank Ltd. sponsored ADR	50,800	3,219,196
Capital Markets - 1.1%
Cboe Global Markets, Inc.	28,600	3,432,000
Charles Schwab Corp.	32,900	1,564,724
London Stock Exchange Group PLC	77,300	7,944,282
MSCI, Inc.	6,100	1,574,898
TD Ameritrade Holding Corp.	42,700	2,122,190
XP, Inc. Class A (a)	10,300	396,756
		17,034,850
Consumer Finance - 0.2%
Synchrony Financial	93,600	3,370,536
Thrifts & Mortgage Finance - 1.5%
LendingTree, Inc. (a)(b)	77,600	23,546,944

TOTAL FINANCIALS		47,171,526

HEALTH CARE - 13.5%
Biotechnology - 4.8%
AbbVie, Inc.	31,800	2,815,572
Acceleron Pharma, Inc. (a)	15,600	827,112
Agios Pharmaceuticals, Inc. (a)	51,300	2,449,575
Aimmune Therapeutics, Inc. (a)	33,600	1,124,592
Alexion Pharmaceuticals, Inc. (a)	88,052	9,522,824
Alnylam Pharmaceuticals, Inc. (a)	39,903	4,595,629
Argenx SE ADR (a)	4,700	754,444
Ascendis Pharma A/S sponsored ADR (a)	13,500	1,878,120
BeiGene Ltd. (a)	23,800	305,430
BioNTech SE ADR (a)	46,800	1,585,584
bluebird bio, Inc. (a)	21,830	1,915,583
Blueprint Medicines Corp. (a)	5,800	464,638
Crinetics Pharmaceuticals, Inc. (a)	73,914	1,854,502
FibroGen, Inc. (a)	124,700	5,348,383
G1 Therapeutics, Inc. (a)	26,600	703,038
Gritstone Oncology, Inc. (a)	73,900	662,883
Heron Therapeutics, Inc. (a)	42,107	989,515
Insmed, Inc. (a)	322,442	7,699,915
Intercept Pharmaceuticals, Inc. (a)	12,200	1,511,824
Neurocrine Biosciences, Inc. (a)	41,788	4,491,792
Regeneron Pharmaceuticals, Inc. (a)	6,100	2,290,428
Sage Therapeutics, Inc. (a)	12,800	924,032
Sarepta Therapeutics, Inc. (a)	49,500	6,387,480
Vertex Pharmaceuticals, Inc. (a)	61,500	13,465,425
		74,568,320
Health Care Equipment & Supplies - 4.5%
Becton, Dickinson & Co.	39,200	10,661,224
Boston Scientific Corp. (a)	304,700	13,778,534
DexCom, Inc. (a)	23,200	5,074,768
Insulet Corp. (a)	25,000	4,280,000
Intuitive Surgical, Inc. (a)	12,200	7,212,030
Masimo Corp. (a)	24,200	3,825,052
Novocure Ltd. (a)	81,000	6,825,870
Penumbra, Inc. (a)	29,400	4,829,538
SmileDirectClub, Inc. (a)(b)	1,067,800	9,332,572
TransMedics Group, Inc.	191,582	3,641,974
		69,461,562
Health Care Providers & Services - 3.1%
Centene Corp. (a)	26,800	1,684,916
Cigna Corp.	27,100	5,541,679
Guardant Health, Inc. (a)	8,400	656,376
Humana, Inc.	40,200	14,734,104
UnitedHealth Group, Inc.	89,000	26,164,220
		48,781,295
Life Sciences Tools & Services - 0.2%
10X Genomics, Inc. (a)	7,600	579,500
Bruker Corp.	50,400	2,568,888
Thermo Fisher Scientific, Inc.	2,400	779,688
		3,928,076
Pharmaceuticals - 0.9%
AstraZeneca PLC sponsored ADR	14,600	727,956
Bristol-Myers Squibb Co.	73,700	4,730,803
Bristol-Myers Squibb Co. rights (a)	23,300	70,133
Nabriva Therapeutics PLC (a)(b)	810,800	1,070,256
Nektar Therapeutics (a)	85,700	1,849,835
Roche Holding AG (participation certificate)	12,350	4,013,785
Theravance Biopharma, Inc. (a)	35,000	906,150
		13,368,918

TOTAL HEALTH CARE		210,108,171

INDUSTRIALS - 3.6%
Aerospace & Defense - 0.1%
Northrop Grumman Corp.	5,800	1,995,026
Airlines - 1.1%
JetBlue Airways Corp. (a)	239,600	4,485,312
Spirit Airlines, Inc. (a)	288,800	11,641,528
		16,126,840
Electrical Equipment - 0.5%
Sunrun, Inc. (a)	240,366	3,319,454
Vestas Wind Systems A/S	40,900	4,131,166
		7,450,620
Industrial Conglomerates - 0.1%
General Electric Co.	137,600	1,535,616
Machinery - 0.3%
Minebea Mitsumi, Inc.	207,800	4,292,348
Professional Services - 0.3%
TransUnion Holding Co., Inc.	56,800	4,862,648
Road & Rail - 1.2%
Lyft, Inc.	296,812	12,768,852
Uber Technologies, Inc.	208,593	6,203,556
		18,972,408

TOTAL INDUSTRIALS		55,235,506

INFORMATION TECHNOLOGY - 39.3%
Electronic Equipment & Components - 0.4%
Flextronics International Ltd. (a)	266,000	3,356,920
TTM Technologies, Inc. (a)	211,890	3,188,945
		6,545,865
IT Services - 9.5%
Adyen BV (a)(e)	1,236	1,013,474
Black Knight, Inc. (a)	12,400	799,552
EPAM Systems, Inc. (a)	10,800	2,291,328
Fidelity National Information Services, Inc.	38,987	5,422,702
GDS Holdings Ltd. ADR (a)(b)	404,100	20,843,478
Genpact Ltd.	36,300	1,530,771
Global Payments, Inc.	52,000	9,493,120
GoDaddy, Inc. (a)	192,520	13,075,958
MasterCard, Inc. Class A	66,900	19,975,671
MongoDB, Inc. Class A (a)(b)	34,418	4,529,753
Okta, Inc. (a)	22,800	2,630,436
PagSeguro Digital Ltd. (a)(b)	172,800	5,902,848
PayPal Holdings, Inc. (a)	108,600	11,747,262
Riskified Ltd. (c)(d)	500	112,984
Riskified Ltd. warrants (a)(c)(d)	147	0
StoneCo Ltd. Class A (a)	4,000	159,560
Twilio, Inc. Class A (a)(b)	50,500	4,963,140
Visa, Inc. Class A	122,500	23,017,750
Wix.com Ltd. (a)	157,707	19,300,183
		146,809,970
Semiconductors & Semiconductor Equipment - 6.9%
Applied Materials, Inc.	149,000	9,094,960
Broadcom, Inc.	24,700	7,805,694
Lam Research Corp.	35,400	10,350,960
Marvell Technology Group Ltd.	412,400	10,953,344
Micron Technology, Inc. (a)	331,900	17,849,582
NVIDIA Corp.	97,400	22,918,220
NXP Semiconductors NV	144,200	18,350,892
ON Semiconductor Corp. (a)	227,600	5,548,888
Qualcomm, Inc.	37,600	3,317,448
Skyworks Solutions, Inc.	1,700	205,496
SolarEdge Technologies, Inc. (a)	8,600	817,774
		107,213,258
Software - 16.7%
Adobe, Inc. (a)	61,300	20,217,353
Anaplan, Inc. (a)	60,100	3,149,240
Autodesk, Inc. (a)	87,600	16,071,096
Bill.Com Holdings, Inc. (a)	1,800	68,490
Cloudflare, Inc.	22,697	367,850
Coupa Software, Inc. (a)	32,100	4,694,625
Datadog, Inc. Class A (a)(b)	54,400	2,055,232
DocuSign, Inc. (a)	60,900	4,513,299
Elastic NV (a)	74,700	4,803,210
HubSpot, Inc. (a)	37,400	5,927,900
Intuit, Inc.	20,200	5,290,986
Lightspeed POS, Inc. (a)	213,300	5,924,863
Microsoft Corp.	727,249	114,687,163
Nutanix, Inc. Class A (a)	25,000	781,500
Q2 Holdings, Inc. (a)	3,900	316,212
RingCentral, Inc. (a)	13,100	2,209,577
Salesforce.com, Inc. (a)	226,771	36,882,035
ServiceNow, Inc. (a)	26,800	7,566,176
SS&C Technologies Holdings, Inc.	39,800	2,443,720
The Trade Desk, Inc. (a)(b)	56,900	14,781,482
Workday, Inc. Class A (a)	27,500	4,522,375
Xero Ltd. (a)	3,200	179,648
Zoom Video Communications, Inc. Class A (b)	23,200	1,578,528
		259,032,560
Technology Hardware, Storage & Peripherals - 5.8%
Apple, Inc.	274,943	80,737,012
Western Digital Corp.	131,400	8,339,958
		89,076,970

TOTAL INFORMATION TECHNOLOGY		608,678,623

MATERIALS - 1.0%
Chemicals - 1.0%
LG Chemical Ltd.	25,211	6,926,459
Olin Corp.	150,200	2,590,950
The Chemours Co. LLC	381,600	6,903,144
		16,420,553
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
American Tower Corp.	29,300	6,733,726
Equinix, Inc.	5,500	3,210,350
		9,944,076
Real Estate Management & Development - 0.2%
Redfin Corp. (a)(b)	108,900	2,302,146

TOTAL REAL ESTATE		12,246,222

UTILITIES - 0.7%
Electric Utilities - 0.6%
NextEra Energy, Inc.	14,400	3,487,104
ORSTED A/S (e)	55,300	5,719,387
		9,206,491
Independent Power and Renewable Electricity Producers - 0.1%
Sunnova Energy International, Inc.	124,100	1,384,956

TOTAL UTILITIES		10,591,447

TOTAL COMMON STOCKS
(Cost $927,338,199)		1,494,909,378

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Neutron Holdings, Inc. Series C (a)(c)(d)	1,673,000	405,703
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	2,615	29,733
Series B (a)(c)(d)	460	5,230
Series C (a)(c)(d)	4,390	49,914
		84,877
TOTAL CONSUMER DISCRETIONARY		490,580
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	27,201	1,038,425
Sweetgreen, Inc.:
Series C (c)(d)	749	11,048
Series D (c)(d)	12,050	177,738
Series I (c)(d)	28,401	418,915
		1,646,126
Tobacco - 1.3%
JUUL Labs, Inc.:
Series C (a)(c)(d)	131,549	19,414,001
Series D (a)(c)(d)	741	109,357
		19,523,358
TOTAL CONSUMER STAPLES		21,169,484
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Sonder Holdings, Inc. Series D (c)(d)	28,666	280,927
Insurance - 0.0%
Clover Health Series D (a)(c)(d)	65,670	246,919
TOTAL FINANCIALS		527,846
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (c)(d)(f)	398,600	307,472
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series I (a)(c)(d)	3,941	843,374
Road & Rail - 0.2%
Convoy, Inc. Series D (c)(d)	197,216	2,670,305
TOTAL INDUSTRIALS		3,513,679
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.0%
Riskified Ltd. Series E (c)(d)	700	166,502
Software - 0.2%
ACV Auctions, Inc. Series E (c)(d)	482,013	2,665,628
TOTAL INFORMATION TECHNOLOGY		2,832,130

TOTAL CONVERTIBLE PREFERRED STOCKS		28,841,191

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (a)(c)(d)	1,405	15,975
TOTAL PREFERRED STOCKS
(Cost $9,538,769)		28,857,166

Money Market Funds - 7.7%
Fidelity Cash Central Fund 1.58% (g)	27,572,842	27,578,357
Fidelity Securities Lending Cash Central Fund 1.58% (g)(h)	92,057,334	92,066,539
TOTAL MONEY MARKET FUNDS
(Cost $119,644,896)		119,644,896
TOTAL INVESTMENT IN SECURITIES - 106.1%
(Cost $1,056,521,864)		1,643,411,440
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(94,235,532)
NET ASSETS - 100%		$1,549,175,908

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,128,178 or 1.9% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,313,720 or 0.5% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ACV Auctions, Inc. Series E	11/6/19	$2,665,628
Allbirds, Inc.	10/9/18	$72,712
Allbirds, Inc.	10/9/18	$15,409
Allbirds, Inc. Series A	10/9/18	$28,679
Allbirds, Inc. Series B	10/9/18	$5,045
Allbirds, Inc. Series C	10/9/18	$48,146
Blink Health LLC Series C	11/7/19	$1,038,425
Clover Health Series D	6/7/17	$615,840
Convoy, Inc. Series D	10/30/19	$2,670,305
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Neutron Holdings, Inc. Series C	7/3/18	$305,891
Nuvation Bio, Inc. Series A	6/17/19	$307,472
Riskified Ltd.	12/20/19	$112,984
Riskified Ltd. Series E	10/28/19	$166,502
Riskified Ltd. warrants	10/28/19	$0
Sonder Holdings, Inc. Series D	12/20/19	$300,878
Space Exploration Technologies Corp. Series I	4/5/18	$666,029
Sweetgreen, Inc. Series C	9/13/19	$12,808
Sweetgreen, Inc. Series D	9/13/19	$206,055
Sweetgreen, Inc. Series I	9/13/19	$485,657

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$270,369
Fidelity Securities Lending Cash Central Fund	817,088
Total	$1,087,457

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$256,604,486	$256,604,486	$--	$--
Consumer Discretionary	232,324,824	227,733,534	4,009,352	581,938
Consumer Staples	50,520,652	28,189,577	1,078,946	21,252,129
Energy	16,683,407	16,683,407	--	--
Financials	47,699,372	39,227,244	7,944,282	527,846
Health Care	210,415,643	206,094,386	4,013,785	307,472
Industrials	58,749,185	46,811,992	8,423,514	3,513,679
Information Technology	611,510,753	608,197,789	367,850	2,945,114
Materials	16,420,553	16,420,553	--	--
Real Estate	12,246,222	12,246,222	--	--
Utilities	10,591,447	10,591,447	--	--
Money Market Funds	119,644,896	119,644,896	--	--
Total Investments in Securities:	$1,643,411,440	$1,588,445,533	$25,837,729	$29,128,178

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$54,197,766
Net Realized Gain (Loss) on Investment Securities	23,096,218
Net Unrealized Gain (Loss) on Investment Securities	(34,688,582)
Cost of Purchases	1,742,945
Proceeds of Sales	(23,096,218)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$21,252,129
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2019	$(34,688,582)

Other Investments in Securities:
Beginning Balance	$7,863,929
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(2,376,472)
Cost of Purchases	6,223,769
Proceeds of Sales	(3,835,177)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$7,876,049
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2019	$(172,468)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.4%
Cayman Islands	5.4%
Netherlands	1.9%
India	1.3%
Israel	1.2%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $90,901,693) — See accompanying schedule: Unaffiliated issuers (cost $936,876,968)	$1,523,766,544
Fidelity Central Funds (cost $119,644,896)	119,644,896
Total Investment in Securities (cost $1,056,521,864)		$1,643,411,440
Receivable for investments sold		38,318
Receivable for fund shares sold		1,608,195
Dividends receivable		605,153
Distributions receivable from Fidelity Central Funds		105,691
Prepaid expenses		1,805
Other receivables		12,349
Total assets		1,645,782,951
Liabilities
Payable for investments purchased
Regular delivery	$2,044,059
Delayed delivery	153,736
Payable for fund shares redeemed	727,574
Accrued management fee	671,574
Distribution and service plan fees payable	110,796
Other affiliated payables	163,530
Other payables and accrued expenses	670,149
Collateral on securities loaned	92,065,625
Total liabilities		96,607,043
Net Assets		$1,549,175,908
Net Assets consist of:
Paid in capital		$886,014,234
Total accumulated earnings (loss)		663,161,674
Net Assets		$1,549,175,908
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($284,621,162 ÷ 5,825,186 shares)		$48.86
Service Class:
Net Asset Value, offering price and redemption price per share ($111,145,044 ÷ 2,278,950 shares)		$48.77
Service Class 2:
Net Asset Value, offering price and redemption price per share ($505,916,567 ÷ 10,529,680 shares)		$48.05
Investor Class:
Net Asset Value, offering price and redemption price per share ($647,493,135 ÷ 13,344,672 shares)		$48.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$7,740,995
Non-Cash dividends		2,200,679
Income from Fidelity Central Funds (including $817,088 from security lending)		1,087,457
Total income		11,029,131
Expenses
Management fee	$7,012,279
Transfer agent fees	1,281,913
Distribution and service plan fees	1,103,289
Accounting and security lending fees	420,761
Custodian fees and expenses	52,052
Independent trustees' fees and expenses	6,874
Audit	70,690
Legal	13,939
Interest	1,227
Miscellaneous	7,119
Total expenses before reductions	9,970,143
Expense reductions	(45,338)
Total expenses after reductions		9,924,805
Net investment income (loss)		1,104,326
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,310)	88,286,708
Fidelity Central Funds	1,071
Foreign currency transactions	(6,816)
Total net realized gain (loss)		88,280,963
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $537,714)	319,172,843
Assets and liabilities in foreign currencies	200
Total change in net unrealized appreciation (depreciation)		319,173,043
Net gain (loss)		407,454,006
Net increase (decrease) in net assets resulting from operations		$408,558,332

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,104,326	$(210,037)
Net realized gain (loss)	88,280,963	90,306,951
Change in net unrealized appreciation (depreciation)	319,173,043	(12,347,916)
Net increase (decrease) in net assets resulting from operations	408,558,332	77,748,998
Distributions to shareholders	(98,227,552)	(45,176,055)
Share transactions - net increase (decrease)	336,477,204	162,339,346
Total increase (decrease) in net assets	646,807,984	194,912,289
Net Assets
Beginning of period	902,367,924	707,455,635
End of period	$1,549,175,908	$902,367,924

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Opportunities Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$38.01	$36.08	$31.06	$31.75	$33.51
Income from Investment Operations
Net investment income (loss)A	.09B	.03	.13	.11	.10
Net realized and unrealized gain (loss)	14.54	4.19	9.54	(.10)	1.70
Total from investment operations	14.63	4.22	9.67	.01	1.80
Distributions from net investment income	(.07)	(.05)	(.10)	(.10)	(.06)
Distributions from net realized gain	(3.71)	(2.24)	(4.54)	(.60)	(3.49)
Total distributions	(3.78)	(2.29)	(4.65)C	(.70)	(3.56)D
Net asset value, end of period	$48.86	$38.01	$36.08	$31.06	$31.75
Total ReturnE,F	40.84%	12.46%	34.47%	.37%	5.61%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.65%	.67%	.68%	.67%
Expenses net of fee waivers, if any	.64%	.65%	.66%	.68%	.67%
Expenses net of all reductions	.64%	.65%	.66%	.68%	.66%
Net investment income (loss)	.20%B	.09%	.40%	.36%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$284,621	$187,106	$167,740	$133,393	$176,056
Portfolio turnover rateI	49%	39%	54%	65%	63%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .03%.

 C Total distributions of $4.65 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $4.543 per share.

 D Total distributions of $3.56 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $3.492 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.95	$36.02	$31.01	$31.70	$33.46
Income from Investment Operations
Net investment income (loss)A	.04B	–C	.10	.08	.07
Net realized and unrealized gain (loss)	14.52	4.17	9.52	(.09)	1.68
Total from investment operations	14.56	4.17	9.62	(.01)	1.75
Distributions from net investment income	(.02)	(.04)	(.07)	(.07)	(.02)
Distributions from net realized gain	(3.71)	(2.20)	(4.54)	(.60)	(3.49)
Total distributions	(3.74)D	(2.24)	(4.61)	(.68)E	(3.51)
Net asset value, end of period	$48.77	$37.95	$36.02	$31.01	$31.70
Total ReturnF,G	40.70%	12.35%	34.36%	.28%	5.48%
Ratios to Average Net AssetsH,I
Expenses before reductions	.74%	.75%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.78%	.77%
Expenses net of all reductions	.74%	.75%	.76%	.78%	.76%
Net investment income (loss)	.10%B	(.01)%	.30%	.26%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$111,145	$94,561	$102,730	$92,664	$113,812
Portfolio turnover rateJ	49%	39%	54%	65%	63%K

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

 C Amount represents less than $.005 per share.

 D Total distributions of $3.74 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $3.714 per share.

 E Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.46	$35.60	$30.71	$31.40	$33.20
Income from Investment Operations
Net investment income (loss)A	(.02)B	(.06)	.05	.03	.02
Net realized and unrealized gain (loss)	14.31	4.13	9.42	(.10)	1.67
Total from investment operations	14.29	4.07	9.47	(.07)	1.69
Distributions from net investment income	–	(.03)	(.04)	(.02)	–C
Distributions from net realized gain	(3.70)	(2.17)	(4.54)	(.60)	(3.49)
Total distributions	(3.70)	(2.21)D	(4.58)	(.62)	(3.49)
Net asset value, end of period	$48.05	$37.46	$35.60	$30.71	$31.40
Total ReturnE,F	40.49%	12.18%	34.17%	.10%	5.34%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.90%	.91%	.93%	.92%
Expenses net of fee waivers, if any	.89%	.90%	.91%	.93%	.92%
Expenses net of all reductions	.89%	.90%	.91%	.93%	.91%
Net investment income (loss)	(.05)%B	(.16)%	.15%	.11%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$505,917	$273,228	$193,945	$117,623	$177,404
Portfolio turnover rateI	49%	39%	54%	65%	63%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.22) %.

 C Amount represents less than $.005 per share.

 D Total distributions of $2.21 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.173 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.78	$35.88	$30.91	$31.60	$33.37
Income from Investment Operations
Net investment income (loss)A	.05B	–C	.10	.08	.07
Net realized and unrealized gain (loss)	14.44	4.16	9.49	(.09)	1.70
Total from investment operations	14.49	4.16	9.59	(.01)	1.77
Distributions from net investment income	(.04)	(.04)	(.08)	(.07)	(.05)
Distributions from net realized gain	(3.71)	(2.22)	(4.54)	(.60)	(3.49)
Total distributions	(3.75)	(2.26)	(4.62)	(.68)D	(3.54)
Net asset value, end of period	$48.52	$37.78	$35.88	$30.91	$31.60
Total ReturnE,F	40.71%	12.37%	34.38%	.28%	5.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.73%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.72%	.73%	.75%	.76%	.75%
Expenses net of all reductions	.72%	.73%	.74%	.76%	.74%
Net investment income (loss)	.12%B	.01%	.32%	.28%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$647,493	$347,473	$243,040	$175,086	$270,119
Portfolio turnover rateI	49%	39%	54%	65%	63%J

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, income approach and cost approach and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 29,128,178	Market comparable	Enterprise value/Sales multiple (EV/S)	0.5 - 8.6 / 7.5	Increase
			Transaction price	$0.77	Increase
			Discount rate	10.0% - 44.1% / 10.7%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Premium rate	20.0%	Increase
		Market approach	Transaction price	$0.00 - $237.86 / $39.40	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$607,898,938
Gross unrealized depreciation	(24,935,639)
Net unrealized appreciation (depreciation)	$582,963,299
Tax Cost	$1,060,448,141

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$114,771
Undistributed long-term capital gain	$81,262,966
Net unrealized appreciation (depreciation) on securities and other investments	$582,963,707

The Fund intends to elect to defer to its next fiscal year $578,103 of capital losses recognized during the period November 1, 2019 to December 31, 2019.

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$9,590,872	$ 6,172,436
Long-term Capital Gains	88,636,680	39,003,619
Total	$98,227,552	$ 45,176,055

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $856,026,251 and $627,111,798, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$106,379
Service Class 2	996,910
$1,103,289

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$163,285
Service Class	68,737
Service Class 2	257,496
Investor Class	792,395
$1,281,913

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Opportunities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Opportunities Portfolio	$18,795

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	Borrower	$8,432,500	2.62%	$1,227

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,104 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $67,259. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $38,404 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $37,261 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $858.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,219.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$20,159,602	$10,603,836
Service Class	9,089,613	6,224,433
Service Class 2	29,211,934	12,492,793
Investor Class	39,766,403	15,854,993
Total	$98,227,552	$45,176,055

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Initial Class
Shares sold	1,522,146	969,677	$65,731,433	$39,046,147
Reinvestment of distributions	505,671	311,479	20,159,601	10,603,836
Shares redeemed	(1,125,144)	(1,008,007)	(49,192,977)	(38,914,607)
Net increase (decrease)	902,673	273,149	$36,698,057	$10,735,376
Service Class
Shares sold	134,926	106,188	$5,999,801	$4,186,668
Reinvestment of distributions	229,393	183,462	9,089,613	6,224,433
Shares redeemed	(577,172)	(650,179)	(25,081,638)	(25,085,702)
Net increase (decrease)	(212,853)	(360,529)	$(9,992,224)	$(14,674,601)
Service Class 2
Shares sold	4,526,320	3,019,676	$194,762,150	$116,669,797
Reinvestment of distributions	745,790	372,657	29,211,934	12,492,793
Shares redeemed	(2,036,689)	(1,546,662)	(87,238,891)	(58,883,711)
Net increase (decrease)	3,235,421	1,845,671	$136,735,193	$70,278,879
Investor Class
Shares sold	4,820,196	3,161,460	$205,756,904	$125,393,172
Reinvestment of distributions	1,003,174	468,235	39,766,403	15,854,993
Shares redeemed	(1,676,913)	(1,206,060)	(72,487,129)	(45,248,473)
Net increase (decrease)	4,146,457	2,423,635	$173,036,178	$95,999,692

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 53% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Initial Class	.64%
Actual		$1,000.00	$1,116.70	$3.41
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Service Class	.74%
Actual		$1,000.00	$1,116.10	$3.95
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Service Class 2.89%
Actual		$1,000.00	$1,115.30	$4.75
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Investor Class	.72%
Actual		$1,000.00	$1,116.20	$3.84
Hypothetical-C		$1,000.00	$1,021.58	$3.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Opportunities Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Growth Opportunities Portfolio
Initial Class	02/07/2020	02/07/2020	$0.008	$2.524
Service Class	02/07/2020	02/07/2020	$0.004	$2.524
Service Class 2	02/07/2020	02/07/2020	$0.000	$2.524
Investor Class	02/07/2020	02/07/2020	$0.005	$2.524

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $81,311,800, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 59%; Service Class designates 67%; Service Class 2 designates 77%; and Investor Class designates 64%; of the dividends distributed in December 2019, as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Growth Opportunities Portfolio

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

VIPGRO-ANN-0220
1.540209.122

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	23.45%	7.12%	10.45%
Service Class	23.35%	7.01%	10.34%
Service Class 2	23.17%	6.86%	10.18%
Investor Class	23.35%	7.04%	10.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$27,010	VIP Mid Cap Portfolio - Initial Class
$33,119	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Co-Portfolio Managers Thomas Allen and Daniel Sherwood:  For the year, the fund’s share classes gained roughly 23%, trailing the 26.20% advance of the benchmark S&P MidCap 400® Index. Versus the benchmark, the portfolio's positioning among industrials stocks detracted the most from relative performance in 2019. Lackluster investment choices in materials, information technology and consumer discretionary also hurt. A cash position of roughly 5%, on average, further weighed on the fund's relative result in a rising stock market. In terms of individual holdings, fertilizer stock Mosaic was the largest relative detractor, returning -25% the past year. Concerns about trade with China, coupled with historic rain and flooding that significantly delayed planting in the U.S. “Corn Belt,” forced the company to reduce financial guidance for the full year. Spirit Airlines also hampered relative performance this period, returning -30%. An overweight stake in chemical company Chemours (-33%) also proved disappointing. In contrast, the portfolio's positioning in utilities lifted our relative result. Picks in energy, consumer staples and communication services added considerable value, but were partly offset by sizable overweightings in each of those lagging sectors. The top relative contributor was Euronet Worldwide, a provider of payment and transaction processing. Our stake here gained about 54%, mainly due to a strong first half of 2019 for the stock. Oil & gas exploration & production company Anadarko Petroleum (+64%) also aided the fund’s performance. The stock moved sharply higher in April after the company became the target of a bidding war between Chevron and Occidental Petroleum, and we exited the majority of our position by the end of that month. All contributors and detractors mentioned here were out-of-benchmark positions, except for Chemours.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On February 22, 2019, Daniel Sherwood assumed co-management responsibilities for the fund, joining Co-Manager Thomas Allen.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Activision Blizzard, Inc.	2.0
The AES Corp.	2.0
Electronic Arts, Inc.	1.8
FleetCor Technologies, Inc.	1.6
Euronet Worldwide, Inc.	1.6
Deckers Outdoor Corp.	1.5
ITT, Inc.	1.4
Zimmer Biomet Holdings, Inc.	1.3
Akamai Technologies, Inc.	1.3
Nomad Foods Ltd.	1.2
15.7

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Information Technology	19.1
Financials	14.5
Industrials	13.4
Health Care	10.2
Materials	7.5

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks II	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 16.6%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATION SERVICES - 5.8%
Entertainment - 4.4%
Activision Blizzard, Inc.	2,478,400	$147,266,526
Electronic Arts, Inc. (a)	1,197,290	128,720,648
Lions Gate Entertainment Corp.:
Class A (a)(b)	837,237	8,924,946
Class B (a)	443,050	4,399,487
World Wrestling Entertainment, Inc. Class A (b)	497,300	32,259,851
		321,571,458
Media - 1.4%
Interpublic Group of Companies, Inc.	2,434,185	56,229,674
News Corp. Class A	638,600	9,029,804
The New York Times Co. Class A (b)	1,120,900	36,059,353
		101,318,831

TOTAL COMMUNICATION SERVICES		422,890,289

CONSUMER DISCRETIONARY - 6.2%
Hotels, Restaurants & Leisure - 2.2%
ARAMARK Holdings Corp.	557,200	24,182,480
Churchill Downs, Inc.	31,700	4,349,240
Dine Brands Global, Inc. (b)	476,198	39,772,057
Eldorado Resorts, Inc. (a)	289,531	17,267,629
Hilton Grand Vacations, Inc. (a)	768,500	26,428,715
Jubilant Foodworks Ltd.	150,140	3,476,649
Penn National Gaming, Inc. (a)	448,000	11,450,880
The Restaurant Group PLC	407,000	878,753
Wyndham Hotels & Resorts, Inc.	506,200	31,794,422
		159,600,825
Household Durables - 0.4%
KB Home	370,800	12,707,316
Toll Brothers, Inc.	502,800	19,865,628
		32,572,944
Internet & Direct Marketing Retail - 0.1%
Naspers Ltd. Class N	30,800	5,040,328
Prosus NV (a)	30,800	2,298,502
		7,338,830
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	611,700	57,530,385
Specialty Retail - 0.3%
Williams-Sonoma, Inc.	317,600	23,324,544
Textiles, Apparel & Luxury Goods - 2.4%
Capri Holdings Ltd. (a)	320,100	12,211,815
Deckers Outdoor Corp. (a)	626,325	105,761,240
PVH Corp.	519,300	54,604,395
		172,577,450

TOTAL CONSUMER DISCRETIONARY		452,944,978

CONSUMER STAPLES - 6.6%
Beverages - 0.6%
C&C Group PLC (United Kingdom)	7,164,645	38,578,024
Food & Staples Retailing - 1.9%
Performance Food Group Co. (a)	1,244,896	64,087,246
U.S. Foods Holding Corp. (a)	1,785,800	74,807,162
		138,894,408
Food Products - 3.1%
Conagra Brands, Inc.	1,202,000	41,156,480
Ezaki Glico Co. Ltd.	530,800	23,766,435
Nomad Foods Ltd. (a)	3,727,100	83,375,227
Post Holdings, Inc. (a)	341,800	37,290,380
TreeHouse Foods, Inc. (a)	741,000	35,938,500
		221,527,022
Household Products - 0.9%
Essity AB Class B	1,118,800	36,049,671
Spectrum Brands Holdings, Inc.	485,700	31,225,653
		67,275,324
Personal Products - 0.1%
Edgewell Personal Care Co. (a)	305,600	9,461,376

TOTAL CONSUMER STAPLES		475,736,154

ENERGY - 4.5%
Energy Equipment & Services - 0.9%
Baker Hughes, A GE Co. Class A	1,460,581	37,434,691
Helmerich & Payne, Inc.	268,400	12,193,412
Oceaneering International, Inc. (a)	1,317,400	19,642,434
		69,270,537
Oil, Gas & Consumable Fuels - 3.6%
Cabot Oil & Gas Corp.	484,600	8,436,886
Cheniere Energy, Inc. (a)	967,200	59,066,904
Cimarex Energy Co.	218,200	11,453,318
Devon Energy Corp.	796,600	20,687,702
Encana Corp.	4,160,680	19,513,589
Noble Energy, Inc.	2,625,934	65,228,201
Par Pacific Holdings, Inc. (a)	958,800	22,282,512
Suncor Energy, Inc.	746,800	24,476,384
World Fuel Services Corp.	658,600	28,596,412
		259,741,908

TOTAL ENERGY		329,012,445

FINANCIALS - 14.5%
Banks - 6.8%
Bank OZK	444,200	13,550,321
BankUnited, Inc.	470,961	17,218,334
Boston Private Financial Holdings, Inc.	2,334,816	28,087,836
CIT Group, Inc.	737,100	33,633,873
CVB Financial Corp.	1,096,662	23,665,966
East West Bancorp, Inc.	100,700	4,904,090
First Horizon National Corp.	2,559,600	42,386,976
FNB Corp., Pennsylvania	778,400	9,885,680
Great Western Bancorp, Inc.	180,930	6,285,508
Heartland Financial U.S.A., Inc.	72,200	3,591,228
Huntington Bancshares, Inc.	5,437,716	82,000,757
KeyCorp	856,200	17,329,488
Lakeland Financial Corp.	79,919	3,910,437
M&T Bank Corp.	276,900	47,003,775
PacWest Bancorp	748,300	28,637,441
Prosperity Bancshares, Inc.	97,800	7,030,842
Signature Bank	278,600	38,059,546
UMB Financial Corp.	261,200	17,928,768
Union Bankshares Corp.	649,900	24,403,745
Univest Corp. of Pennsylvania	61,900	1,657,682
Valley National Bancorp	558,800	6,398,260
Wintrust Financial Corp.	477,900	33,883,110
		491,453,663
Capital Markets - 1.5%
Affiliated Managers Group, Inc.	83,400	7,067,316
Ameriprise Financial, Inc.	133,913	22,307,228
Cboe Global Markets, Inc.	100,600	12,072,000
CRISIL Ltd.	78,365	2,095,005
Legg Mason, Inc.	268,700	9,649,017
Moody's Corp.	138,800	32,952,508
Raymond James Financial, Inc.	275,695	24,663,675
		110,806,749
Consumer Finance - 1.2%
Capital One Financial Corp.	241,400	24,842,474
OneMain Holdings, Inc.	157,400	6,634,410
Synchrony Financial	1,514,000	54,519,140
		85,996,024
Insurance - 4.1%
Alleghany Corp. (a)	18,100	14,472,217
Bajaj Finserv Ltd.	52,508	6,912,284
Chubb Ltd.	229,839	35,776,739
Hiscox Ltd.	1,447,717	27,307,278
Hyundai Fire & Marine Insurance Co. Ltd.	257,141	5,996,634
Old Republic International Corp.	1,519,400	33,988,978
Primerica, Inc.	595,520	77,751,091
Principal Financial Group, Inc.	1,143,600	62,898,000
Reinsurance Group of America, Inc.	193,124	31,490,799
		296,594,020
Thrifts & Mortgage Finance - 0.9%
Essent Group Ltd.	1,012,670	52,648,713
Housing Development Finance Corp. Ltd.	410,552	13,880,979
		66,529,692

TOTAL FINANCIALS		1,051,380,148

HEALTH CARE - 10.2%
Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. (a)	496,500	53,696,475
Argenx SE ADR (a)	31,945	5,127,811
FibroGen, Inc. (a)	437,800	18,777,242
Sarepta Therapeutics, Inc. (a)	197,300	25,459,592
		103,061,120
Health Care Equipment & Supplies - 5.6%
Boston Scientific Corp. (a)	1,213,203	54,861,040
Dentsply Sirona, Inc.	123,900	7,011,501
Envista Holdings Corp. (a)	716,000	21,222,240
Hill-Rom Holdings, Inc.	218,511	24,807,554
Hologic, Inc. (a)	1,148,624	59,969,659
Medtronic PLC	318,100	36,088,445
ResMed, Inc.	153,348	23,764,340
STERIS PLC	309,400	47,158,748
The Cooper Companies, Inc.	114,783	36,878,630
Zimmer Biomet Holdings, Inc.	618,300	92,547,144
		404,309,301
Health Care Providers & Services - 2.6%
Centene Corp. (a)	965,376	60,693,189
Cigna Corp.	92,400	18,894,876
HCA Holdings, Inc.	299,235	44,229,925
HealthEquity, Inc. (a)	278,000	20,591,460
Universal Health Services, Inc. Class B	317,700	45,577,242
		189,986,692
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	52,899	4,033,549
Thermo Fisher Scientific, Inc.	127,263	41,343,931
		45,377,480
Pharmaceuticals - 0.0%
Theravance Biopharma, Inc. (a)	10,605	274,563

TOTAL HEALTH CARE		743,009,156

INDUSTRIALS - 13.4%
Aerospace & Defense - 0.0%
MTU Aero Engines Holdings AG	5,514	1,574,715
Air Freight & Logistics - 0.9%
XPO Logistics, Inc. (a)(b)	845,881	67,416,716
Airlines - 0.6%
Allegiant Travel Co.	71,200	12,391,648
Copa Holdings SA Class A	68,800	7,435,904
Spirit Airlines, Inc. (a)	514,913	20,756,143
		40,583,695
Building Products - 0.4%
Johnson Controls International PLC	791,576	32,225,059
Commercial Services & Supplies - 1.2%
Knoll, Inc.	1,249,606	31,565,048
Stericycle, Inc. (a)(b)	920,592	58,742,976
		90,308,024
Construction & Engineering - 1.4%
Dycom Industries, Inc. (a)	829,100	39,092,065
Fluor Corp.	823,600	15,549,568
Jacobs Engineering Group, Inc.	498,655	44,794,179
		99,435,812
Electrical Equipment - 3.2%
AMETEK, Inc.	399,600	39,856,104
Generac Holdings, Inc. (a)	563,300	56,662,347
Hubbell, Inc. Class B	476,400	70,421,448
Regal Beloit Corp.	478,115	40,931,425
Sunrun, Inc. (a)(b)	1,685,183	23,272,377
		231,143,701
Industrial Conglomerates - 0.4%
Smiths Group PLC	1,347,170	30,103,863
Machinery - 4.5%
Allison Transmission Holdings, Inc.	607,800	29,368,896
Flowserve Corp.	645,400	32,121,558
Gardner Denver Holdings, Inc. (a)	872,100	31,988,628
Ingersoll-Rand PLC	485,045	64,472,181
ITT, Inc.	1,391,400	102,838,374
Rexnord Corp. (a)	1,956,234	63,812,353
		324,601,990
Road & Rail - 0.1%
Knight-Swift Transportation Holdings, Inc. Class A	221,974	7,955,548
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	1,172,493	47,157,668

TOTAL INDUSTRIALS		972,506,791

INFORMATION TECHNOLOGY - 19.1%
Communications Equipment - 0.4%
Ericsson (B Shares)	3,676,400	32,123,705
Electronic Equipment & Components - 2.6%
CDW Corp.	402,301	57,464,675
Keysight Technologies, Inc. (a)	27,953	2,868,816
Samsung SDI Co. Ltd.	180,110	36,781,316
TE Connectivity Ltd.	354,266	33,952,853
Zebra Technologies Corp. Class A (a)	222,500	56,835,400
		187,903,060
IT Services - 11.6%
Akamai Technologies, Inc. (a)	1,070,900	92,504,342
Black Knight, Inc. (a)	533,300	34,387,184
Cognizant Technology Solutions Corp. Class A	284,893	17,669,064
EPAM Systems, Inc. (a)	185,900	39,440,544
Euronet Worldwide, Inc. (a)	732,377	115,393,320
FleetCor Technologies, Inc. (a)	416,340	119,789,345
Genpact Ltd.	1,805,788	76,150,080
Global Payments, Inc.	287,102	52,413,341
GoDaddy, Inc. (a)	778,800	52,896,096
Indra Sistemas SA (a)	1,704,100	19,458,958
KBR, Inc.	1,935,800	59,041,900
Leidos Holdings, Inc.	72,300	7,077,447
Maximus, Inc.	247,700	18,426,403
PayPal Holdings, Inc. (a)	189,700	20,519,849
Sabre Corp.	259,800	5,829,912
Tech Mahindra Ltd.	1,702,400	18,187,086
Verra Mobility Corp. (a)	2,932,500	41,025,675
Visa, Inc. Class A	279,300	52,480,470
		842,691,016
Semiconductors & Semiconductor Equipment - 4.0%
First Solar, Inc. (a)(b)	287,200	16,071,712
Marvell Technology Group Ltd.	1,908,900	50,700,384
MKS Instruments, Inc.	350,700	38,580,507
NXP Semiconductors NV	435,200	55,383,552
Qualcomm, Inc.	718,800	63,419,724
Semtech Corp. (a)	409,751	21,675,828
SolarEdge Technologies, Inc. (a)	459,000	43,646,310
		289,478,017
Software - 0.5%
Adobe, Inc. (a)	86,600	28,561,546
CDK Global, Inc.	126,300	6,906,084
		35,467,630

TOTAL INFORMATION TECHNOLOGY		1,387,663,428

MATERIALS - 7.5%
Chemicals - 3.6%
Ashland Global Holdings, Inc.	164,026	12,552,910
CF Industries Holdings, Inc.	369,900	17,659,026
Element Solutions, Inc. (a)	3,404,300	39,762,224
Innospec, Inc.	125,009	12,930,931
LG Chemical Ltd.	91,108	25,030,970
Orion Engineered Carbons SA	1,606,100	30,997,730
The Chemours Co. LLC	1,801,100	32,581,899
The Mosaic Co.	2,458,200	53,195,448
W.R. Grace & Co.	486,200	33,961,070
		258,672,208
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	95,000	26,565,800
Taiheiyo Cement Corp.	193,000	5,665,151
		32,230,951
Containers & Packaging - 1.9%
Aptargroup, Inc.	165,230	19,103,893
Avery Dennison Corp.	396,500	51,870,130
Crown Holdings, Inc. (a)	933,400	67,708,836
		138,682,859
Metals & Mining - 1.6%
B2Gold Corp.	4,312,000	17,300,466
Barrick Gold Corp.	3,458,484	64,293,218
Continental Gold, Inc. (a)	100	412
Pan American Silver Corp. rights (a)(c)	686,100	5
Torex Gold Resources, Inc. (a)	2,266,400	35,814,199
		117,408,300

TOTAL MATERIALS		546,994,318

REAL ESTATE - 6.6%
Equity Real Estate Investment Trusts (REITs) - 6.2%
Alexandria Real Estate Equities, Inc.	221,000	35,709,180
American Homes 4 Rent Class A	659,600	17,288,116
Corporate Office Properties Trust (SBI)	1,046,500	30,746,170
Douglas Emmett, Inc.	531,200	23,319,680
Duke Realty Corp.	520,900	18,059,603
Federal Realty Investment Trust (SBI)	129,800	16,709,154
Healthcare Trust of America, Inc.	553,400	16,756,952
Hibernia (REIT) PLC	6,056,285	9,578,602
Highwoods Properties, Inc. (SBI)	1,206,900	59,029,479
Invitation Homes, Inc.	581,900	17,439,543
National Retail Properties, Inc.	869,600	46,627,952
Outfront Media, Inc.	864,100	23,175,162
Realty Income Corp.	505,300	37,205,239
Safestore Holdings PLC	4,115,659	43,939,911
Store Capital Corp.	702,191	26,149,593
Urban Edge Properties	1,000,400	19,187,672
VEREIT, Inc.	1,437,750	13,284,810
		454,206,818
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	367,423	22,519,356
Wing Tai Holdings Ltd.	3,999,300	6,006,607
		28,525,963

TOTAL REAL ESTATE		482,732,781

UTILITIES - 4.2%
Independent Power and Renewable Electricity Producers - 4.2%
Clearway Energy, Inc. Class C	2,736,590	54,594,971
NextEra Energy Partners LP	1,062,500	55,940,625
The AES Corp.	7,279,700	144,866,030
Vistra Energy Corp.	2,260,106	51,959,837
		307,361,463
TOTAL COMMON STOCKS
(Cost $5,412,190,368)		7,172,231,951

Money Market Funds - 2.9%
Fidelity Cash Central Fund 1.58% (d)	103,637,581	103,658,309
Fidelity Securities Lending Cash Central Fund 1.58% (d)(e)	104,231,854	104,242,277
TOTAL MONEY MARKET FUNDS
(Cost $207,900,586)		207,900,586
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $5,620,090,954)		7,380,132,537
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(106,146,520)
NET ASSETS - 100%		$7,273,986,017

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,220,954
Fidelity Securities Lending Cash Central Fund	551,895
Total	$9,772,849

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$422,890,289	$422,890,289	$--	$--
Consumer Discretionary	452,944,978	447,904,650	5,040,328	--
Consumer Staples	475,736,154	475,736,154	--	--
Energy	329,012,445	329,012,445	--	--
Financials	1,051,380,148	1,051,380,148	--	--
Health Care	743,009,156	743,009,156	--	--
Industrials	972,506,791	972,506,791	--	--
Information Technology	1,387,663,428	1,355,539,723	32,123,705	--
Materials	546,994,318	541,329,162	5,665,151	5
Real Estate	482,732,781	482,732,781	--	--
Utilities	307,361,463	307,361,463	--	--
Money Market Funds	207,900,586	207,900,586	--	--
Total Investments in Securities:	$7,380,132,537	$7,337,303,348	$42,829,184	$5

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.4%
Ireland	3.2%
Bermuda	2.8%
Canada	2.4%
British Virgin Islands	1.4%
United Kingdom	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $101,896,660) — See accompanying schedule: Unaffiliated issuers (cost $5,412,190,368)	$7,172,231,951
Fidelity Central Funds (cost $207,900,586)	207,900,586
Total Investment in Securities (cost $5,620,090,954)		$7,380,132,537
Cash		7,333
Foreign currency held at value (cost $46,255)		47,484
Receivable for investments sold		1,692,168
Receivable for fund shares sold		640,633
Dividends receivable		6,080,897
Distributions receivable from Fidelity Central Funds		409,735
Prepaid expenses		10,024
Other receivables		225,158
Total assets		7,389,245,969
Liabilities
Payable for investments purchased	$19,065
Payable for fund shares redeemed	6,023,133
Accrued management fee	3,211,713
Distribution and service plan fees payable	1,133,609
Other affiliated payables	527,453
Other payables and accrued expenses	116,583
Collateral on securities loaned	104,228,396
Total liabilities		115,259,952
Net Assets		$7,273,986,017
Net Assets consist of:
Paid in capital		$5,737,404,601
Total accumulated earnings (loss)		1,536,581,416
Net Assets		$7,273,986,017
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($843,079,543 ÷ 25,583,272 shares)		$32.95
Service Class:
Net Asset Value, offering price and redemption price per share ($564,678,389 ÷ 17,326,447 shares)		$32.59
Service Class 2:
Net Asset Value, offering price and redemption price per share ($5,282,468,299 ÷ 166,389,209 shares)		$31.75
Investor Class:
Net Asset Value, offering price and redemption price per share ($583,759,786 ÷ 17,839,987 shares)		$32.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$99,532,364
Income from Fidelity Central Funds (including $551,895 from security lending)		9,772,849
Total income		109,305,213
Expenses
Management fee	$39,249,337
Transfer agent fees	5,187,832
Distribution and service plan fees	13,173,099
Accounting and security lending fees	1,184,173
Custodian fees and expenses	73,805
Independent trustees' fees and expenses	40,183
Audit	58,481
Legal	25,161
Interest	5,753
Miscellaneous	51,639
Total expenses before reductions	59,049,463
Expense reductions	(513,092)
Total expenses after reductions		58,536,371
Net investment income (loss)		50,768,842
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(215,876,431)
Fidelity Central Funds	10,272
Foreign currency transactions	37,811
Total net realized gain (loss)		(215,828,348)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,653,507,986
Fidelity Central Funds	(7,545)
Assets and liabilities in foreign currencies	1,042
Total change in net unrealized appreciation (depreciation)		1,653,501,483
Net gain (loss)		1,437,673,135
Net increase (decrease) in net assets resulting from operations		$1,488,441,977

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,768,842	$37,194,595
Net realized gain (loss)	(215,828,348)	823,701,248
Change in net unrealized appreciation (depreciation)	1,653,501,483	(1,997,516,445)
Net increase (decrease) in net assets resulting from operations	1,488,441,977	(1,136,620,602)
Distributions to shareholders	(871,146,302)	(783,437,537)
Share transactions - net increase (decrease)	(46,009,752)	(199,541,008)
Total increase (decrease) in net assets	571,285,923	(2,119,599,147)
Net Assets
Beginning of period	6,702,700,094	8,822,299,241
End of period	$7,273,986,017	$6,702,700,094

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Mid Cap Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$30.19	$38.94	$33.98	$32.65	$37.68
Income from Investment Operations
Net investment income (loss)A	.27	.23	.26	.21	.17
Net realized and unrealized gain (loss)	6.39	(5.47)	6.59	3.27	(.59)
Total from investment operations	6.66	(5.24)	6.85	3.48	(.42)
Distributions from net investment income	(.28)	(.24)	(.26)	(.16)	(.16)B
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(3.90)C	(3.51)	(1.89)	(2.15)	(4.61)
Net asset value, end of period	$32.95	$30.19	$38.94	$33.98	$32.65
Total ReturnD,E	23.45%	(14.54)%	20.81%	12.23%	(1.39)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.62%	.63%	.63%	.63%
Expenses net of fee waivers, if any	.62%	.62%	.63%	.63%	.63%
Expenses net of all reductions	.61%	.62%	.62%	.63%	.63%
Net investment income (loss)	.88%	.62%	.74%	.68%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$843,080	$1,141,305	$1,463,407	$1,360,134	$1,382,527
Portfolio turnover rateH	34%	47%	31%	30%	26%I

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.90 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $3.626 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$29.90	$38.60	$33.70	$32.41	$37.44
Income from Investment Operations
Net investment income (loss)A	.24	.19	.23	.18	.13
Net realized and unrealized gain (loss)	6.33	(5.42)	6.52	3.23	(.59)
Total from investment operations	6.57	(5.23)	6.75	3.41	(.46)
Distributions from net investment income	(.25)	(.20)	(.22)	(.14)	(.13)B
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(3.88)	(3.47)	(1.85)	(2.12)C	(4.57)D
Net asset value, end of period	$32.59	$29.90	$38.60	$33.70	$32.41
Total ReturnE,F	23.35%	(14.64)%	20.70%	12.11%	(1.50)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.72%	.73%	.73%	.73%
Expenses net of fee waivers, if any	.72%	.72%	.73%	.73%	.73%
Expenses net of all reductions	.71%	.72%	.72%	.73%	.73%
Net investment income (loss)	.78%	.52%	.64%	.58%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$564,678	$504,156	$629,727	$566,378	$566,349
Portfolio turnover rateI	34%	47%	31%	30%	26%J

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.12 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $1.987 per share.

 D Total distributions of $4.57 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $4.445 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$29.22	$37.79	$33.03	$31.83	$36.84
Income from Investment Operations
Net investment income (loss)A	.19	.13	.17	.13	.08
Net realized and unrealized gain (loss)	6.18	(5.28)	6.39	3.16	(.57)
Total from investment operations	6.37	(5.15)	6.56	3.29	(.49)
Distributions from net investment income	(.21)	(.15)	(.17)	(.10)	(.08)B
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(3.84)	(3.42)	(1.80)	(2.09)	(4.52)C
Net asset value, end of period	$31.75	$29.22	$37.79	$33.03	$31.83
Total ReturnD,E	23.17%	(14.77)%	20.54%	11.92%	(1.63)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.87%	.88%	.88%	.88%
Expenses net of fee waivers, if any	.87%	.87%	.88%	.88%	.88%
Expenses net of all reductions	.86%	.87%	.87%	.88%	.88%
Net investment income (loss)	.63%	.37%	.49%	.43%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$5,282,468	$4,526,446	$6,070,380	$5,746,266	$5,591,030
Portfolio turnover rateH	34%	47%	31%	30%	26%I

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.52 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $4.446 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$30.01	$38.72	$33.80	$32.50	$37.53
Income from Investment Operations
Net investment income (loss)A	.25	.20	.23	.19	.14
Net realized and unrealized gain (loss)	6.34	(5.43)	6.55	3.24	(.59)
Total from investment operations	6.59	(5.23)	6.78	3.43	(.45)
Distributions from net investment income	(.26)	(.21)	(.23)	(.14)	(.14)B
Distributions from net realized gain	(3.63)	(3.27)	(1.63)	(1.99)	(4.45)B
Total distributions	(3.88)C	(3.48)	(1.86)	(2.13)	(4.58)D
Net asset value, end of period	$32.72	$30.01	$38.72	$33.80	$32.50
Total ReturnE,F	23.35%	(14.60)%	20.72%	12.13%	(1.47)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.70%	.70%	.71%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.70%	.71%	.71%	.71%
Expenses net of all reductions	.69%	.70%	.71%	.71%	.71%
Net investment income (loss)	.80%	.54%	.65%	.60%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$583,760	$530,794	$658,785	$561,609	$523,368
Portfolio turnover rateI	34%	47%	31%	30%	26%J

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.88 per share is comprised of distributions from net investment income of $.258 and distributions from net realized gain of $3.626 per share.

 D Total distributions of $4.58 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $4.446 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $36,987 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,972,443,184
Gross unrealized depreciation	(236,756,092)
Net unrealized appreciation (depreciation)	$1,735,687,092
Tax Cost	$5,644,445,445

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,303,684
Capital loss carryforward	$(208,332,654)
Net unrealized appreciation (depreciation) on securities and other investments	$1,735,647,373

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(162,302,952)
Long-term	(46,029,702)
Total capital loss carryforward	$(208,332,654)

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$50,964,046	$ 54,137,705
Long-term Capital Gains	820,182,256	729,299,832
Total	$871,146,302	$ 783,437,537

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,360,778,376 and $2,546,557,602, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$549,656
Service Class 2	12,623,443
$13,173,099

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$737,650
Service Class	355,182
Service Class 2	3,262,534
Investor Class	832,466
$5,187,832

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
VIP Mid Cap Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Mid Cap Portfolio	$105,116

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Mid Cap Portfolio	Borrower	$116,079,000	1.78%	$5,753

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19,653 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $34,391. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $28,471 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $457,848 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $55,244.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$142,831,190	$130,588,444
Service Class	64,998,396	55,957,161
Service Class 2	594,808,621	538,053,244
Investor Class	68,508,095	58,838,688
Total	$871,146,302	$783,437,537

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Initial Class
Shares sold	2,060,792	2,294,740	$63,994,229	$80,031,412
Reinvestment of distributions	4,772,664	3,784,446	142,831,190	130,588,444
Shares redeemed	(19,054,267)	(5,854,418)	(604,022,057)	(212,748,287)
Net increase (decrease)	(12,220,811)	224,768	$(397,196,638)	$(2,128,431)
Service Class
Shares sold	1,155,559	977,622	$35,837,194	$34,774,687
Reinvestment of distributions	2,193,244	1,635,455	64,998,396	55,957,161
Shares redeemed	(2,882,411)	(2,067,819)	(89,241,286)	(75,042,884)
Net increase (decrease)	466,392	545,258	$11,594,304	$15,688,964
Service Class 2
Shares sold	24,805,897	7,063,298	$750,591,961	$241,631,875
Reinvestment of distributions	20,604,179	16,056,436	594,808,621	538,053,244
Shares redeemed	(33,917,475)	(28,873,961)	(1,008,076,550)	(1,014,808,988)
Net increase (decrease)	11,492,601	(5,754,227)	$337,324,032	$(235,123,869)
Investor Class
Shares sold	381,737	821,947	$11,919,095	$29,845,088
Reinvestment of distributions	2,302,243	1,714,198	68,508,095	58,838,688
Shares redeemed	(2,532,087)	(1,860,577)	(78,158,640)	(66,661,448)
Net increase (decrease)	151,893	675,568	$2,268,550	$22,022,328

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Mid Cap Portfolio (one of the funds constituting Variable Insurance Products Fund III, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Initial Class	.62%
Actual		$1,000.00	$1,051.60	$3.21
Hypothetical-C		$1,000.00	$1,022.08	$3.16
Service Class	.72%
Actual		$1,000.00	$1,051.20	$3.72
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Service Class 2.87%
Actual		$1,000.00	$1,050.40	$4.50
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Investor Class	.70%
Actual		$1,000.00	$1,051.20	$3.62
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class, Service Class, and Service Class 2 designates 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Mid Cap Portfolio

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

VIPMID-ANN-0220
1.735273.120

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Initial Class	34.53%	7.14%	11.20%
Service Class	34.29%	7.03%	11.10%
Service Class 2	34.10%	6.86%	10.93%
Investor Class	34.27%	7.04%	11.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$28,921	VIP Value Strategies Portfolio - Initial Class
$32,226	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course to begin the new year amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. Gains were robust and broad-based, with information technology (+50%) leading the way with its best calendar-year result in a decade, amid strong growth trends. Communication services (+33%) and financials (+32%) also stood out. In contrast, energy (+12%) was by far the weakest group – struggling amid sluggish oil prices – while several strong gainers nonetheless fell short of the broader market: industrials and real estate (+29% each), consumer discretionary and consumer staples (+28% each), utilities (+26%), materials (+25%), and health care (+21%).

Comments from Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes gained about 34% to 35%, handily outpacing the 27.06% advance of the benchmark Russell Midcap® Value Index. Stock picking helped the fund outperform the benchmark, especially within the diversified financials industry. Choices in the consumer staples, real estate, energy, utilities and communication services sectors also contributed to our relative result. Non-benchmark investments in private-equity companies and alternative asset managers Blackstone Group and Apollo Global Management were the top individual contributors. Both announced that they would flip from publicly traded partnerships to C-corporations in order to benefit from 2017 changes in corporate taxes, and to make their stocks more accessible to retail investors, index stocks and exchange-traded funds (ETFs). We sold Blackstone by year-end. Other notable contributors included real estate names American Tower and Equinix, both of which benefited from investors’ view that real estate was a safe haven from ongoing trade disputes. Conversely, picks in the software & services industry hurt most. Chemicals giant DuPont de Nemours (-18%) was the largest individual detractor. The company was embroiled in a lawsuit with Chemours, a 2015 spin-off of DuPont. Another notable detractor was Conduent, a provider of technology-led business process services. Conduent’s shares declined sharply in May, after the company’s CEO announced plans to step down.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2019

% of fund's net assets
Sempra Energy	3.2
BB&T Corp.	2.3
Edison International	2.3
CubeSmart	2.2
Exelon Corp.	2.2
Equity Lifestyle Properties, Inc.	2.1
Equinix, Inc.	2.0
CBRE Group, Inc.	2.0
Capital One Financial Corp.	2.0
Vistra Energy Corp.	1.9
22.2

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Financials	19.4
Industrials	13.9
Real Estate	12.6
Utilities	9.6
Consumer Discretionary	9.2

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 10.6%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.0%
GCI Liberty, Inc. (a)	61,100	$4,328,935
Media - 1.9%
Liberty Global PLC Class C (a)	133,300	2,905,274
Nexstar Broadcasting Group, Inc. Class A	44,700	5,241,075
		8,146,349

TOTAL COMMUNICATION SERVICES		12,475,284

CONSUMER DISCRETIONARY - 9.2%
Distributors - 1.0%
LKQ Corp. (a)	126,600	4,519,620
Diversified Consumer Services - 0.6%
Laureate Education, Inc. Class A (a)	147,700	2,600,997
Hotels, Restaurants & Leisure - 1.4%
Eldorado Resorts, Inc. (a)	100,300	5,981,892
Household Durables - 1.0%
Mohawk Industries, Inc. (a)	32,502	4,432,623
Internet & Direct Marketing Retail - 1.1%
eBay, Inc.	125,400	4,528,194
Leisure Products - 0.7%
Mattel, Inc. (a)(b)	213,800	2,896,990
Specialty Retail - 0.9%
Lowe's Companies, Inc.	32,400	3,880,224
Textiles, Apparel & Luxury Goods - 2.5%
Capri Holdings Ltd. (a)	138,000	5,264,700
PVH Corp.	51,400	5,404,710
		10,669,410

TOTAL CONSUMER DISCRETIONARY		39,509,950

CONSUMER STAPLES - 7.0%
Food & Staples Retailing - 1.2%
U.S. Foods Holding Corp. (a)	124,900	5,232,061
Food Products - 3.1%
Conagra Brands, Inc.	186,400	6,382,336
Darling International, Inc. (a)	244,263	6,858,905
		13,241,241
Household Products - 1.4%
Spectrum Brands Holdings, Inc.	94,500	6,075,405
Tobacco - 1.3%
Altria Group, Inc.	107,400	5,360,334

TOTAL CONSUMER STAPLES		29,909,041

ENERGY - 6.4%
Oil, Gas & Consumable Fuels - 6.4%
Cheniere Energy, Inc. (a)	89,100	5,441,337
Encana Corp. (Toronto)	701,100	3,282,652
Golar LNG Ltd.	170,500	2,424,510
Hess Corp.	95,500	6,380,355
Noble Energy, Inc.	254,400	6,319,296
Valero Energy Corp.	41,000	3,839,650
		27,687,800
FINANCIALS - 19.4%
Banks - 3.4%
BB&T Corp.	178,146	10,033,183
East West Bancorp, Inc.	91,800	4,470,660
		14,503,843
Capital Markets - 8.1%
Ameriprise Financial, Inc.	39,200	6,529,936
Apollo Global Management LLC Class A	146,913	7,009,219
Lazard Ltd. Class A	101,614	4,060,495
LPL Financial	67,100	6,189,975
Northern Trust Corp.	41,800	4,440,832
Raymond James Financial, Inc.	75,000	6,709,500
		34,939,957
Consumer Finance - 5.4%
Capital One Financial Corp.	83,100	8,551,821
OneMain Holdings, Inc.	113,000	4,762,950
SLM Corp.	483,000	4,303,530
Synchrony Financial	154,800	5,574,348
		23,192,649
Insurance - 2.5%
American International Group, Inc.	95,900	4,922,547
The Travelers Companies, Inc.	41,800	5,724,510
		10,647,057

TOTAL FINANCIALS		83,283,506

HEALTH CARE - 6.0%
Biotechnology - 0.8%
Alexion Pharmaceuticals, Inc. (a)	31,800	3,439,170
Health Care Providers & Services - 4.1%
Centene Corp. (a)	94,300	5,928,641
Cigna Corp.	32,100	6,564,129
Humana, Inc.	14,700	5,387,844
		17,880,614
Pharmaceuticals - 1.1%
Jazz Pharmaceuticals PLC (a)	31,100	4,642,608

TOTAL HEALTH CARE		25,962,392

INDUSTRIALS - 13.9%
Aerospace & Defense - 1.9%
General Dynamics Corp.	17,500	3,086,125
Huntington Ingalls Industries, Inc.	21,000	5,268,480
		8,354,605
Airlines - 0.8%
American Airlines Group, Inc.	122,300	3,507,564
Commercial Services & Supplies - 1.1%
The Brink's Co.	52,900	4,796,972
Construction & Engineering - 2.5%
AECOM (a)	136,500	5,887,245
Williams Scotsman Corp. (a)(b)	262,500	4,853,625
		10,740,870
Machinery - 0.5%
Allison Transmission Holdings, Inc.	43,200	2,087,424
Road & Rail - 1.9%
Knight-Swift Transportation Holdings, Inc. Class A	78,400	2,809,856
Ryder System, Inc.	96,700	5,251,777
		8,061,633
Trading Companies & Distributors - 5.2%
AerCap Holdings NV (a)	90,300	5,550,741
Ashtead Group PLC	98,000	3,133,633
Fortress Transportation & Infrastructure Investors LLC	155,400	3,036,516
HD Supply Holdings, Inc. (a)	131,200	5,276,864
Univar, Inc. (a)	219,500	5,320,680
		22,318,434

TOTAL INDUSTRIALS		59,867,502

INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 0.9%
CommScope Holding Co., Inc. (a)	265,200	3,763,188
Electronic Equipment & Components - 0.7%
Flextronics International Ltd. (a)	239,700	3,025,014
IT Services - 1.7%
Conduent, Inc. (a)	310,800	1,926,960
DXC Technology Co.	144,500	5,431,755
		7,358,715
Semiconductors & Semiconductor Equipment - 2.2%
Marvell Technology Group Ltd.	184,700	4,905,632
NXP Semiconductors NV	37,500	4,772,250
		9,677,882
Software - 1.6%
Micro Focus International PLC	161,313	2,264,129
SS&C Technologies Holdings, Inc.	73,100	4,488,340
		6,752,469

TOTAL INFORMATION TECHNOLOGY		30,577,268

MATERIALS - 5.6%
Chemicals - 4.1%
DowDuPont, Inc.	72,539	4,657,004
Olin Corp.	420,501	7,253,642
The Chemours Co. LLC	156,900	2,838,321
The Mosaic Co.	146,262	3,165,110
		17,914,077
Containers & Packaging - 1.5%
Crown Holdings, Inc. (a)	87,300	6,332,742

TOTAL MATERIALS		24,246,819

REAL ESTATE - 12.6%
Equity Real Estate Investment Trusts (REITs) - 10.6%
American Tower Corp.	24,300	5,584,626
CubeSmart	302,700	9,528,996
Douglas Emmett, Inc.	126,400	5,548,960
Equinix, Inc.	14,900	8,697,130
Equity Lifestyle Properties, Inc.	124,100	8,735,399
National Retail Properties, Inc.	136,800	7,335,216
		45,430,327
Real Estate Management & Development - 2.0%
CBRE Group, Inc. (a)	139,600	8,556,084

TOTAL REAL ESTATE		53,986,411

UTILITIES - 9.6%
Electric Utilities - 4.5%
Edison International	131,000	9,878,710
Exelon Corp.	204,700	9,332,273
		19,210,983
Independent Power and Renewable Electricity Producers - 1.9%
Vistra Energy Corp.	359,800	8,271,802
Multi-Utilities - 3.2%
Sempra Energy	89,561	13,566,701

TOTAL UTILITIES		41,049,486

TOTAL COMMON STOCKS
(Cost $371,457,239)		428,555,459

Money Market Funds - 1.6%
Fidelity Cash Central Fund 1.58% (c)	2,599,375	2,599,895
Fidelity Securities Lending Cash Central Fund 1.58% (c)(d)	4,252,125	4,252,550
TOTAL MONEY MARKET FUNDS
(Cost $6,852,445)		6,852,445
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $378,309,684)		435,407,904
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(5,494,942)
NET ASSETS - 100%		$429,912,962

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$104,346
Fidelity Securities Lending Cash Central Fund	17,739
Total	$122,085

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$12,475,284	$12,475,284	$--	$--
Consumer Discretionary	39,509,950	39,509,950	--	--
Consumer Staples	29,909,041	29,909,041	--	--
Energy	27,687,800	27,687,800	--	--
Financials	83,283,506	83,283,506	--	--
Health Care	25,962,392	25,962,392	--	--
Industrials	59,867,502	59,867,502	--	--
Information Technology	30,577,268	28,313,139	2,264,129	--
Materials	24,246,819	24,246,819	--	--
Real Estate	53,986,411	53,986,411	--	--
Utilities	41,049,486	41,049,486	--	--
Money Market Funds	6,852,445	6,852,445	--	--
Total Investments in Securities:	$435,407,904	$433,143,775	$2,264,129	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.4%
Bermuda	2.6%
Netherlands	2.4%
United Kingdom	1.9%
British Virgin Islands	1.2%
Ireland	1.1%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $4,149,268) — See accompanying schedule: Unaffiliated issuers (cost $371,457,239)	$428,555,459
Fidelity Central Funds (cost $6,852,445)	6,852,445
Total Investment in Securities (cost $378,309,684)		$435,407,904
Foreign currency held at value (cost $11,658)		11,658
Receivable for fund shares sold		127,815
Dividends receivable		581,731
Distributions receivable from Fidelity Central Funds		3,709
Prepaid expenses		546
Other receivables		3,189
Total assets		436,136,552
Liabilities
Payable for fund shares redeemed	$1,646,099
Accrued management fee	187,506
Distribution and service plan fees payable	46,658
Other affiliated payables	43,359
Other payables and accrued expenses	47,493
Collateral on securities loaned	4,252,475
Total liabilities		6,223,590
Net Assets		$429,912,962
Net Assets consist of:
Paid in capital		$352,152,073
Total accumulated earnings (loss)		77,760,889
Net Assets		$429,912,962
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($83,357,384 ÷ 6,264,952 shares)		$13.31
Service Class:
Net Asset Value, offering price and redemption price per share ($20,992,128 ÷ 1,582,480 shares)		$13.27
Service Class 2:
Net Asset Value, offering price and redemption price per share ($220,982,428 ÷ 16,451,530 shares)		$13.43
Investor Class:
Net Asset Value, offering price and redemption price per share ($104,581,022 ÷ 7,920,161 shares)		$13.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$7,888,103
Special dividends		1,117,676
Income from Fidelity Central Funds (including $17,739 from security lending)		122,085
Total income		9,127,864
Expenses
Management fee	$2,127,736
Transfer agent fees	334,445
Distribution and service plan fees	505,430
Accounting and security lending fees	154,675
Custodian fees and expenses	11,456
Independent trustees' fees and expenses	2,148
Audit	62,876
Legal	4,139
Miscellaneous	2,363
Total expenses before reductions	3,205,268
Expense reductions	(18,782)
Total expenses after reductions		3,186,486
Net investment income (loss)		5,941,378
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,233,903
Fidelity Central Funds	75
Foreign currency transactions	(12,259)
Total net realized gain (loss)		20,221,719
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	87,285,035
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(675)
Total change in net unrealized appreciation (depreciation)		87,284,359
Net gain (loss)		107,506,078
Net increase (decrease) in net assets resulting from operations		$113,447,456

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,941,378	$4,778,393
Net realized gain (loss)	20,221,719	38,578,726
Change in net unrealized appreciation (depreciation)	87,284,359	(115,103,348)
Net increase (decrease) in net assets resulting from operations	113,447,456	(71,746,229)
Distributions to shareholders	(41,712,136)	(22,429,575)
Share transactions - net increase (decrease)	18,653,708	(19,946,394)
Total increase (decrease) in net assets	90,389,028	(114,122,198)
Net Assets
Beginning of period	339,523,934	453,646,132
End of period	$429,912,962	$339,523,934

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Strategies Portfolio Initial Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.11	$14.27	$15.77	$14.54	$15.19
Income from Investment Operations
Net investment income (loss)A	.20B	.17	.25C	.23	.18
Net realized and unrealized gain (loss)	3.39	(2.58)	2.35	1.17	(.64)
Total from investment operations	3.59	(2.41)	2.60	1.40	(.46)
Distributions from net investment income	(.21)	(.13)	(.22)	(.17)	(.18)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(1.39)	(.75)	(4.10)	(.17)	(.19)
Net asset value, end of period	$13.31	$11.11	$14.27	$15.77	$14.54
Total ReturnD,E	34.53%	(17.32)%	19.36%	9.62%	(2.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.66%	.67%	.68%	.67%	.67%
Expenses net of fee waivers, if any	.66%	.67%	.68%	.67%	.67%
Expenses net of all reductions	.66%	.66%	.67%	.67%	.67%
Net investment income (loss)	1.64%B	1.29%	1.74%C	1.56%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$83,357	$77,279	$99,324	$93,648	$98,919
Portfolio turnover rateH	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.38%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.09	$14.23	$15.74	$14.52	$15.16
Income from Investment Operations
Net investment income (loss)A	.19B	.16	.23C	.21	.17
Net realized and unrealized gain (loss)	3.37	(2.56)	2.34	1.17	(.63)
Total from investment operations	3.56	(2.40)	2.57	1.38	(.46)
Distributions from net investment income	(.20)	(.12)	(.20)	(.16)	(.16)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(1.38)	(.74)	(4.08)	(.16)	(.18)D
Net asset value, end of period	$13.27	$11.09	$14.23	$15.74	$14.52
Total ReturnE,F	34.29%	(17.33)%	19.21%	9.48%	(3.05)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.76%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.77%	.77%
Expenses net of all reductions	.76%	.76%	.77%	.77%	.77%
Net investment income (loss)	1.54%B	1.19%	1.64%C	1.46%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$20,992	$16,586	$22,859	$21,949	$22,970
Portfolio turnover rateI	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.26%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.012 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class 2

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.21	$14.38	$15.86	$14.64	$15.28
Income from Investment Operations
Net investment income (loss)A	.17B	.14	.21C	.19	.15
Net realized and unrealized gain (loss)	3.41	(2.59)	2.37	1.17	(.64)
Total from investment operations	3.58	(2.45)	2.58	1.36	(.49)
Distributions from net investment income	(.18)	(.10)	(.18)	(.14)	(.14)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(1.36)	(.72)	(4.06)	(.14)	(.15)
Net asset value, end of period	$13.43	$11.21	$14.38	$15.86	$14.64
Total ReturnD,E	34.10%	(17.50)%	19.08%	9.27%	(3.19)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.91%	.92%	.93%	.92%	.92%
Expenses net of fee waivers, if any	.91%	.92%	.92%	.92%	.92%
Expenses net of all reductions	.91%	.91%	.92%	.92%	.92%
Net investment income (loss)	1.39%B	1.04%	1.49%C	1.31%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$220,982	$160,274	$210,354	$187,876	$186,853
Portfolio turnover rateH	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.11%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Investor Class

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$14.18	$15.69	$14.47	$15.12
Income from Investment Operations
Net investment income (loss)A	.19B	.16	.23C	.22	.17
Net realized and unrealized gain (loss)	3.35	(2.56)	2.34	1.16	(.64)
Total from investment operations	3.54	(2.40)	2.57	1.38	(.47)
Distributions from net investment income	(.20)	(.12)	(.21)	(.16)	(.17)
Distributions from net realized gain	(1.18)	(.62)	(3.88)	–	(.01)
Total distributions	(1.38)	(.74)	(4.08)D	(.16)	(.18)
Net asset value, end of period	$13.20	$11.04	$14.18	$15.69	$14.47
Total ReturnE,F	34.27%	(17.37)%	19.30%	9.53%	(3.07)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.75%	.76%	.75%	.75%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.75%	.75%
Expenses net of all reductions	.74%	.74%	.75%	.75%	.75%
Net investment income (loss)	1.56%B	1.21%	1.66%C	1.48%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$104,581	$85,385	$121,110	$117,276	$126,007
Portfolio turnover rateI	68%	68%	53%	108%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 D Total distributions of $4.08 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $3.878 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$78,741,450
Gross unrealized depreciation	(22,519,266)
Net unrealized appreciation (depreciation)	$56,222,184
Tax Cost	$379,185,720

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,648,819
Undistributed long-term capital gain	$18,889,945
Net unrealized appreciation (depreciation) on securities and other investments	$56,222,125

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$6,018,394	$ 8,852,796
Long-term Capital Gains	35,693,742	13,576,779
Total	$41,712,136	$ 22,429,575

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $263,773,370 and $277,260,018, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$19,289
Service Class 2	486,141
$505,430

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$54,782
Service Class	12,462
Service Class 2	125,614
Investor Class	141,587
$334,445

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
VIP Value Strategies Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Strategies Portfolio	$6,903

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,762.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,027 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $1,245. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,992 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,790.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018
Distributions to shareholders
Initial Class	$9,205,312	$5,091,208
Service Class	2,084,878	1,141,058
Service Class 2	19,932,639	10,246,967
Investor Class	10,489,307	5,950,342
Total	$41,712,136	$22,429,575

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2019	Year ended December 31, 2018
Initial Class
Shares sold	921,803	1,142,111	$11,222,847	$14,699,543
Reinvestment of distributions	808,256	412,529	9,205,312	5,091,208
Shares redeemed	(2,418,666)	(1,561,610)	(29,808,220)	(21,147,209)
Net increase (decrease)	(688,607)	(6,970)	$(9,380,061)	$(1,356,458)
Service Class
Shares sold	187,699	87,102	$2,316,127	$1,192,293
Reinvestment of distributions	183,456	92,443	2,084,878	1,141,058
Shares redeemed	(284,873)	(289,576)	(3,440,970)	(3,866,120)
Net increase (decrease)	86,282	(110,031)	$960,035	$(1,532,769)
Service Class 2
Shares sold	2,012,188	1,249,817	$24,961,583	$16,926,369
Reinvestment of distributions	1,732,895	821,497	19,932,639	10,246,967
Shares redeemed	(1,588,785)	(2,402,554)	(19,392,966)	(32,326,479)
Net increase (decrease)	2,156,298	(331,240)	$25,501,256	$(5,153,143)
Investor Class
Shares sold	1,217,186	776,322	$14,730,629	$10,013,925
Reinvestment of distributions	927,017	483,545	10,489,307	5,950,342
Shares redeemed	(1,958,595)	(2,068,277)	(23,647,458)	(27,868,291)
Net increase (decrease)	185,608	(808,410)	$1,572,478	$(11,904,024)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 28% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 39% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 302 funds. Mr. Wiley oversees 199 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Member of the Advisory Board

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Initial Class	.66%
Actual		$1,000.00	$1,104.10	$3.50
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Service Class	.76%
Actual		$1,000.00	$1,103.60	$4.03
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Service Class 2.91%
Actual		$1,000.00	$1,102.90	$4.82
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Investor Class	.74%
Actual		$1,000.00	$1,103.50	$3.92
Hypothetical-C		$1,000.00	$1,021.48	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Value Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Value Strategies Portfolio
Initial Class	02/07/20	02/07/20	$0.038	$0.634
Service Class	02/07/20	02/07/20	$0.036	$0.634
Service Class 2	02/07/20	02/07/20	$0.033	$0.634
Investor Class	02/07/20	02/07/20	$0.036	$0.634

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $18,900,636, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 14% and 100%; Service Class designates 14% and 100%; Service Class 2 designates 15% and 100% and Investor Class designates 14% and 100% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Value Strategies Portfolio

At its November 2019 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract and amended and restated sub-advisory agreements (together, the Amended and Restated Contracts) for the fund, effective January 1, 2020, for a one month period through January 31, 2020, in connection with an upcoming consolidation of certain of Fidelity's advisory businesses.

The Board considered that, on or about January 1, 2020, each of FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and SelectCo, LLC (SelectCo) will merge with and into Fidelity Management & Research Company (FMR) and that, after the merger, FMR will redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that the Amended and Restated Contracts would be updated to reflect the renamed adviser, Fidelity Management & Research Company LLC and its new form of organization and domicile. The Board also noted that the Amended and Restated Contracts will not change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

The Board concluded that the fund's Amended and Restated Contracts are fair and reasonable, and that the fund's Advisory Contracts should be approved through January 31, 2020.

In connection with its consideration of future renewals of the fund's Amended and Restated Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Amended and Restated Contracts should be approved.

VIPVS-ANN-0220
1.781994.117

Item 2.

Code of Ethics

As of the end of the period, December 31, 2019, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio and VIP Value Strategies Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$56,000	$100	$6,900	$1,300
VIP Dynamic Capital Appreciation Portfolio	$37,000	$100	$6,400	$900
VIP Growth & Income Portfolio	$46,000	$100	$6,900	$1,100
VIP Growth Opportunities Portfolio	$48,000	$100	$5,200	$1,100
VIP Value Strategies Portfolio	$44,000	$100	$7,800	$1,100

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$57,000	$100	$6,500	$1,600
VIP Dynamic Capital Appreciation Portfolio	$38,000	$100	$6,200	$1,100
VIP Growth & Income Portfolio	$47,000	$100	$6,900	$1,400
VIP Growth Opportunities Portfolio	$50,000	$100	$5,200	$1,400
VIP Value Strategies Portfolio	$45,000	$100	$7,600	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Mid Cap Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$46,000	$3,800	$3,100	$1,600

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$48,000	$4,100	$3,100	$2,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$290,000	$5,000
Tax Fees	$5,000	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$7,705,000	$7,930,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2019A	December 31, 2018A
Deloitte Entities	$615,000	$520,000
PwC	$12,365,000	$11,135,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 20, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 20, 2020